UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6155

American National Investment Accounts, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  December 31

Reporting period:  December 31, 2004


Item 1	Report to Shareholders

ANNUAL REPORT

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

- GROWTH PORTFOLIO
- EQUITY INCOME PORTFOLIO
- BALANCED PORTFOLIO
- MONEY MARKET PORTFOLIO
- GOVERNMENT BOND PORTFOLIO
- SMALL-CAP/MID-CAP PORTFOLIO
- HIGH YIELD BOND PORTFOLIO
- INTERNATIONAL STOCK PORTFOLIO

FORM 9429
02/05

ANNUAL REPORT

DECEMBER 31, 2004

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the investment adviser uses in fulfilling this responsibility is included in the Funds Statement of Additional Information and is available without charge, upon request, by calling 1-800-231-4639. The policies and procedures are also available on the Securities and Exchange Commissions website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-231-4639 and is also available on the SECs website at http://www.sec.gov.

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds Form N-Q is available on the SECs website, beginning with the September 30, 2004 report, at http://www.sec.gov. You may review and make copies at the SECs Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SECs Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 1-800-231-4639.

AN EXAMPLE OF ONGOING EXPENSES

Each shareholder of the Fund will incur two types of expenses: (1) transactional (e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Fund and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2004, and held for six months ending December 31, 2004.

ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled Expenses Paid During Period to estimate the expenses paid on their account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Funds actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees, if any. Therefore, the table is useful in comparing ongoing expenses of the Fund only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                                ACTUAL
                                                                ------------------- -----------------
                               BEGINNING ACCOUNT  * ANNUALIZED   ENDING ACCOUNT      EXPENSES PAID
FUNDS                           VALUE (07/01/04) EXPENSE RATIOS VALUE (12/31/04)(1) DURING PERIOD (2)
-----                          ----------------- -------------- ------------------- -----------------
Growth Portfolio                    $ 1,000.00         0.88%        $ 1,054.15           $ 4.66
Equity Income Portfolio               1,000.00         0.80%          1,075.68             4.32
Balanced Portfolio                    1,000.00         0.83%          1,046.56             4.39
Money Market Portfolio                1,000.00         0.60%          1,005.59             3.03
Government Bond Portfolio             1,000.00         0.36%          1,017.39             1.82
Small-Cap/Mid-Cap Portfolio           1,000.00         1.16%          1,068.69             6.24
High Yield Bond Portfolio             1,000.00         0.83%          1,138.94             4.74
International Stock Portfolio         1,000.00         1.14%          1,100.03             6.29

                                          HYPOTHETICAL
                                ---------------- -----------------
                                 ENDING ACCOUNT   EXPENSES PAID
FUNDS                           VALUE (12/31/04) DURING PERIOD (2)
-----                           ---------------- -----------------
Growth Portfolio                    $ 1,010.36       $ 4.47
Equity Income Portfolio               1,010.56         4.06
Balanced Portfolio                    1,010.47         4.24
Money Market Portfolio                1,011.06         3.05
Government Bond Portfolio             1,011.67         1.81
Small-Cap/Mid-Cap Portfolio           1,009.65         5.89
High Yield Bond Portfolio             1,010.49         4.21
International Stock Portfolio         1,009.71         5.77

(1) The actual ending account value is based on actual total return of each of the funds for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on each of the funds actual expense ratios and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the * annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/366 (to reflect the six month period).

AMERICAN NATIONAL GROWTH PORTFOLIO

MANAGER DISCUSSION

The Growth Portfolios objective continues to be providing the opportunity for long-term capital appreciation. The portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. In 2004, the portfolio produced a return of +7.45%, (after portfolio expenses, but before product-specific charges) versus a return of +8.29% for the Lipper Large-Cap Core Fund Index. Over that same time frame, the major equity market indices also posted positive performance as evidenced by the price only returns on the Nasdaq (+8.59%), the S&P 500 (+8.99%), and the Dow Jones Industrial Average (+3.15%). Small-Cap stocks performed the best during the year with the Russell 2000 Index returning +17.00%.

The best performing sectors in the S&P 500 in 2004 were Energy (up 31%), Utilities (up 24%), and Telecommunications Services (up 20%), while the worst performing sectors were Healthcare (up 1%) and Technology (up 3%). Within the portfolios holdings, the strongest performance was recorded in the Utilities, Energy, and Telecommunications Services sectors. In the Utilities and Energy sectors, rising energy costs were passed on to consumers allowing improved revenues for nearly all associated companies. Telecommunications holdings rebounded in 2004 as buyers stepped in to purchase discounted companies. Healthcare was a problematic sector in 2004 as nearly all major pharmaceutical companies declined over concerns of potential governmental price controls, a slowdown in product pipeline growth and Mercks well publicized removal from the market of its popular pain medication Vioxx due to concerns over cardiovascular risks. Technology stocks, in particular chip manufacturers, fell due to slowed demand as companies were forced to re-evaluate their capital equipment purchases in face of a slowing economy. Going forward the portfolio is slightly overweight in the Financials and Consumer Staples market sectors

During 2004, the U.S. economic recovery had to overcome seemingly endless hurdles of the Iraq war and geopolitical uncertainty, rising energy and raw material costs, as well as numerous corporate scandals. However, despite these negative events, economic growth likely approached 4% for the full year amid declines in unemployment and continued low inflation in the 1.5%-2% range. Barring new external shocks, these results foreshadow continued healthy economic expansion in the coming year. Risks to the economy in 2005 include energy costs, continued business caution, and abrupt increases in interest rates associated with rising inflation and an oversized U.S. budget deficit. Importantly, developments in the current recovery have not prevented the much needed deflating of equity values, the gutting of corporate overinvestment, or the large scale reduction in jobs which corrected nearly 2.5 million of over-hiring during the boom. These much needed adjustments appear to be now largely out of the way.

U.S. equities, represented by the S&P 500, currently trade at a level of 17 times 2005 earnings estimates and 18.5 times 2004 estimates. Earnings estimates are projecting a much slower rate of earnings growth of 6% in the year ahead. With a 2004 price only return of 8.99% on the S&P 500, much of it in the final two months of the year, it is likely that the markets have come too far too fast. We expect single digit returns again for 2005 and will be buyers on extended market dips. Favored areas for stocks are areas showing improved margins and pricing power--currently including media, trucking, railroads and chemicals. Select technology stocks also hold promise as many of the sub-sectors have likely been oversold. Conversely, caution is warranted in sectors where investor sentiment remains exuberantly strong such as Capital Goods and Materials.

The Growth Portfolio is well positioned, in our opinion, for the expected coming cycle--currently heavy on consumer oriented Financials and Consumer Staples, while also providing exposure to areas of the economy that should benefit from the continued recovery (Technology, Industrials and Consumer Discretionary). The portfolio continues to strive to produce capital appreciation over time by holding a diversified collection of growing companies with improving prospects.

Sincerely,

Andrew R. Duncan, CFA
Portfolio Manager, American National Growth Portfolio

[CHART]

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH PORTFOLIO,
                   LIPPER LARGE-CAP CORE INDEX AND THE S&P 500

AVERAGE ANNUAL RETURNS
(Inception Date - March 1, 1991)

10 YEAR        7.24%
 5 YEAR       (4.23)%
 1 YEAR        7.45%

               GROWTH PORTFOLIO  LIPPER LARGE-CAP CORE INDEX    S&P 500
    1/1/95             $ 10,000                     $ 10,000   $ 10,000
  12/31/95             $ 12,850                     $ 13,176   $ 13,758
  12/31/96             $ 15,161                     $ 15,790   $ 16,917
  12/31/97             $ 18,302                     $ 20,404   $ 22,560
  12/31/98             $ 21,711                     $ 25,900   $ 29,008
  12/31/99             $ 24,964                     $ 30,911   $ 35,112
12/31/2000             $ 24,261                     $ 28,633   $ 31,915
12/31/2001             $ 20,352                     $ 24,959   $ 28,122
12/31/2002             $ 14,848                     $ 19,659   $ 21,907
12/31/2003             $ 18,721                     $ 24,535   $ 28,192
12/31/2004             $ 20,116                     $ 26,569   $ 31,257

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Growth Portfolios performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Companys variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolios shares are available exclusively as a funding vehicle for American Nationals variable life insurance policies and variable annuity contracts.

[CHART]

                       GROWTH PORTFOLIO SECTOR WEIGHTINGS

Miscellaneous                      0.99%
US Government                      1.20%
Materials                          2.20%
Utilities                          2.52%
Telecommunication Services         3.01%
Energy                             5.47%
Industrials                        9.51%
Consumer Discretionary            10.50%
Health Care                       10.60%
Consumer Staples                  11.19%
Cash and Other Assets             11.42%
Information Technology            12.61%
Financials                        18.78%

SCHEDULE OF INVESTMENTS  December 31, 2004

GROWTH PORTFOLIO

                                                                          SHARES          VALUE
COMMON STOCK

AEROSPACE & DEFENSE--2.52%
Boeing Company                                                                3,900   $       201,903
Honeywell International Incorporated                                          7,500           265,575
                                                                                      ---------------
                                                                                              467,478

AUTOMOBILES--1.44%
Ford Motor Company                                                            5,722            83,770
General Motors Corporation                                                    3,200           128,192
Harley-Davidson, Incorporated                                                   900            54,675
                                                                                      ---------------
                                                                                              266,637

BANKS--7.71%
Bank of America Corporation                                                   9,800           460,502
PNC Financial Services Group                                                  4,300           246,992
U.S. Bancorp                                                                 13,078           409,603
Wells Fargo & Company                                                         5,000           310,750
                                                                                      ---------------
                                                                                            1,427,847

BEVERAGES--2.67%
Anheuser-Busch Companies, Incorporated                                        2,600           131,898
Coca-Cola Company                                                             4,300           179,009
PepsiCo, Incorporated                                                         3,500           182,700
                                                                                      ---------------
                                                                                              493,607

BIOTECHNOLOGY--2.37%
Amgen Incorporated *                                                          2,600           166,790
Genentech, Incorporated *                                                     5,000           272,200
                                                                                      ---------------
                                                                                              438,990

BUILDING PRODUCTS--0.74%
American Standard Companies Incorporated *                                    3,300           136,356

CHEMICALS--1.44%
Dow Chemical Company (The)                                                    2,400           118,824
E.I. du Pont de Nemours and Company                                           1,500            73,575
PPG Industries, Incorporated                                                  1,100            74,976
                                                                                      ---------------
                                                                                              267,375

COMMERCIAL SERVICES & SUPPLIES--0.58%
H & R Block, Incorporated                                                     2,200           107,800

COMMUNICATIONS EQUIPMENT--1.99%
Cisco Systems, Incorporated *                                                11,600           223,880
Motorola, Incorporated                                                        8,400           144,480
                                                                                      ---------------
                                                                                              368,360

COMPUTERS & PERIPHERALS--3.93%
Computer Associates International, Incorporated                               1,000            31,060
Dell Incorporated *                                                           4,400           185,416
EMC Corporation *                                                             8,200           121,934
Hewlett-Packard Company                                                       5,200           109,044
International Business Machines Corporation                                   2,500           246,450
Sun Microsystems, Incorporated *                                              6,400            34,432
                                                                                      ---------------
                                                                                              728,336

CONTAINERS & PACKAGING--0.52%
Sealed Air Corporation *                                                      1,800            95,886

DIVERSIFIED FINANCIALS--6.39%
Citigroup, Incorporated                                                       9,500           457,710
JPMorgan Chase & Company                                                      8,450           329,634
Morgan Stanley                                                                7,000           388,640
Piper Jaffray Companies, Incorporated *                                         130             6,233
                                                                                      ---------------
                                                                                            1,182,217
DIVERSIFIED TELECOMMUNICATION SERVICES--2.78%
Alltel Corporation                                                            1,100   $        64,636
BellSouth Corporation                                                         4,500           125,055
SBC Communications Incorporated                                               5,200           134,004
Verizon Communications Incorporated                                           2,300            93,173
Vodafone Group PLC ADR                                                        3,600            98,568
                                                                                      ---------------
                                                                                              515,436

ELECTRIC UTILITIES--1.66%
Dominion Resources, Incorporated                                                500            33,870
Exelon Corporation                                                            2,400           105,768
Southern Company (The)                                                        2,600            87,152
Wisconsin Energy Corporation                                                  2,400            80,904
                                                                                      ---------------
                                                                                              307,694

ELECTRICAL EQUIPMENT & INSTRUMENTS--0.20%
Agilent Technologies, Incorporated *                                            600            14,460
Jabil Circuit, Incorporated *                                                   500            12,790
Molex Incorporated                                                              300             9,000
                                                                                      ---------------
                                                                                               36,250

ENERGY EQUIPMENT & SERVICES--0.65%
Schlumberger Limited                                                          1,800           120,510

FOOD PRODUCTS--2.45%
ConAgra Foods, Incorporated                                                   5,800           170,810
McCormick & Company, Incorporated                                             5,100           196,860
Sensient Technologies Corporation                                             3,600            86,364
                                                                                      ---------------
                                                                                              454,034

FOOD & DRUG RETAILING--3.12%
SUPERVALU Incorporated                                                        5,700           196,764
Wal-Mart Stores, Incorporated                                                 7,200           380,304
                                                                                      ---------------
                                                                                              577,068

GAS UTILITIES--0.85%
El Paso Corporation                                                           4,300            44,720
Kinder Morgan, Incorporated                                                     900            65,817
Sempra Energy                                                                 1,300            47,684
                                                                                      ---------------
                                                                                              158,221

GOVERNMENT AGENCY--1.19%
Federal Home Loan Mortgage Corporation                                        3,000           221,100

HEALTH CARE EQUIPMENT & SUPPLIES--2.28%
Beckman Coulter, Incorporated                                                 3,200           214,368
Medtronic, Incorporated                                                       3,200           158,944
Zimmer Holdings, Incorporated *                                                 600            48,072
                                                                                      ---------------
                                                                                              421,384

HEALTH CARE PROVIDERS & SERVICES--0.53%
McKesson Corporation                                                          3,100            97,526

HOTELS, RESTAURANTS & LEISURE--2.07%
Fairmont Hotels & Resorts Incorporated                                        1,100            38,104
Starwood Hotels & Resorts Worldwide, Incorporated                             5,900           344,560
                                                                                      ---------------
                                                                                              382,664

HOUSEHOLD DURABLES--0.66%
Stanley Works (The)                                                           2,500           122,475

HOUSEHOLD PRODUCTS--2.96%
Kimberly-Clark Corporation                                                    2,600           171,106
Newell Rubbermaid Incorporated                                                2,800            67,732
Procter & Gamble Company                                                      5,600           308,448
                                                                                      ---------------
                                                                                              547,286

                                                                          SHARES          VALUE
COMMON STOCK

INDUSTRIAL CONGLOMERATES--4.58%
3M Company                                                                    1,300   $       106,691
Danaher Corporation                                                           3,200           183,712
General Electric Company                                                     15,300           558,450
                                                                                      ---------------
                                                                                              848,853

INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.34%
Electronic Data Systems Corporation                                           1,500            34,650
SunGard Data Systems Incorporated *                                           1,000            28,330
                                                                                      ---------------
                                                                                               62,980
INSURANCE--4.68%
American International Group, Incorporated                                    4,916           322,834
Brown & Brown, Incorporated                                                   3,200           139,360
Prudential Financial, Incorporated                                            7,000           384,720
St. Paul Travelers Companies, Incorporated                                      546            20,240
                                                                                      ---------------
                                                                                              867,154
MACHINERY--1.08%
Ingersoll-Rand Company (Class A)                                              2,500           200,750

MEDIA--3.47%
Comcast Corporation (Special Class A) *                                       3,400           113,152
Omnicom Group Incorporated                                                      500            42,160
Time Warner Incorporated *                                                    6,700           130,248
Viacom Incorporated (Class B)                                                 2,700            98,253
Walt Disney Company (The)                                                     9,300           258,540
                                                                                      ---------------
                                                                                              642,353
MISCELLANEOUS--0.99%
Nasdaq-100 Index Tracking Stock                                               4,600           183,586

MULTI-LINE RETAIL--0.45%
Target Corporation                                                            1,600            83,088

OFFICE ELECTRONICS--0.13%
Xerox Corporation *                                                           1,400            23,814

OIL & GAS--4.81%
Anadarko Petroleum Corporation                                                1,400            90,734
BP PLC ADR                                                                    3,800           221,920
ChevronTexaco Corporation                                                     3,000           157,530
Royal Dutch Petroleum Company ADR                                             4,100           235,258
Unocal Corporation                                                            4,300           185,932
                                                                                      ---------------
                                                                                              891,374
PAPER & FOREST PRODUCTS--0.24%
International Paper Company                                                   1,000            42,000
Neenah Paper, Incorporated *                                                     78             2,543
                                                                                      ---------------
                                                                                               44,543
PHARMACEUTICALS--5.43%
Bristol-Myers Squibb Company                                                  2,500            64,050
Johnson & Johnson                                                             5,500           348,810
Merck & Company, Incorporated                                                 2,700            86,778
Pfizer, Incorporated                                                         13,745           369,603
Watson Pharmaceuticals, Incorporated *                                        2,200            72,182
Wyeth                                                                         1,500            63,885
                                                                                      ---------------
                                                                                            1,005,308
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.70%
Analog Devices, Incorporated                                                    500   $        18,460
Freescale Semiconductor Incorporated (Class B) *                                927            17,020
Intel Corporation                                                            12,000           280,680
KLA-Tencor Corporation *                                                        400            18,632
Linear Technology Corporation                                                   500            19,380
Maxim Integrated Products, Incorporated                                         400            16,956
Micron Technology, Incorporated *                                               900            11,115
Texas Instruments Incorporated                                                4,300           105,866
Xilinx, Incorporated                                                            400            11,860
                                                                                      ---------------
                                                                                              499,969
SOFTWARE--3.32%
Electronic Arts Incorporated *                                                  600            37,008
Intuit Incorporated *                                                           400            17,604
Microsoft Corporation                                                        15,600           416,676
Oracle Corporation *                                                          8,800           120,736
VERITAS Software Corporation *                                                  800            22,840
                                                                                      ---------------
                                                                                              614,864
SPECIALTY RETAIL--2.41%
Bed Bath & Beyond Incorporated *                                              1,800            71,694
Chicos FAS, Incorporated *                                                   2,500           113,825
Home Depot, Incorporated (The)                                                3,300           141,042
Limited Brands                                                                5,200           119,704
                                                                                      ---------------
                                                                                              446,265
WIRELESS TELECOMMUNICATION SERVICES--0.23%
Nextel Communications, Incorporated (Class A)*                                1,400            42,000
                                                                                      ---------------
                                       TOTAL COMMON STOCK--88.56%
                                               (Cost $12,302,438)                          16,399,438
                                                                                      ---------------

                                                                         FACE
                                                                        AMOUNT
COMMERCIAL PAPER

ELECTRIC UTILITIES--1.62%
Union Electric Company, 2.31%, 01/04/05                             $       300,000           299,942

GAS UTILITIES--4.97%
Peoples Gas Light & Coke, 2.4%, 01/03/05                                    920,000           919,877

METALS & MINING--4.59%
Alcoa Incorporated, 2.25%, 01/06/05                                         850,000           849,735
                                                                                      ---------------
                                   TOTAL COMMERCIAL PAPER--11.18%
                                                (Cost $2,069,554)                           2,069,554
                                                                                      ---------------
                                        TOTAL INVESTMENTS--99.74%
                                                (Cost $14,371,992)                         18,468,992
                   CASH AND OTHER ASSETS, LESS LIABILITIES--0.26%                              47,796
                                                                                      ---------------
                                              NET ASSETS--100.00%                     $    18,516,788
                                                                                      ===============

ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

GROWTH PORTFOLIO

ASSETS
Investments in securities, at value (Cost $14,371,992)              $      18,468,992
Cash and cash equivalents                                                      39,204
Prepaid expenses                                                                4,694
Receivable for:
  Dividends                                                                    30,717
  Capital stock sold                                                            2,793
  Expense reimbursement                                                           259
                                                                    -----------------
                                                     TOTAL ASSETS          18,546,659
                                                                    -----------------
LIABILITIES
Capital stock reacquired                                                          290
Payable to investment advisor for fund expenses                                13,898
Accrued:
  Investment advisory fee                                                       7,723
  Service fee                                                                   3,861
Other liabilities                                                               4,099
                                                                    -----------------
                                                TOTAL LIABILITIES              29,871
                                                                    -----------------
                                                       NET ASSETS   $      18,516,788
                                                                    =================

The components of net assets:
  Capital paid-in                                                   $      17,584,835
  Undistributed net income                                                         --
  Accumulated net realized loss on investments                             (3,165,047)
  Net unrealized appreciation of investments                                4,097,000
                                                                    -----------------
Net Assets                                                          $      18,516,788
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                              12,011,384
                                                                    =================
NET ASSET VALUE PER SHARE                                           $            1.54
                                                                    =================
Shares Authorized                                                         115,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

GROWTH PORTFOLIO


INVESTMENT INCOME
Dividends                                                           $         342,800
Interest                                                                       22,179
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME             364,979
                                                                    -----------------
EXPENSES
Investment advisory fees                                                       86,308
Service fees                                                                   43,154
Professional fees                                                               6,036
Custody and transaction fees                                                   12,422
Directors fees and expenses                                                    2,931
Registration fees                                                                  63
Insurance expense                                                               3,916
                                                                    -----------------
                                                   TOTAL EXPENSES             154,830
                                         LESS EXPENSES REIMBURSED              (4,622)
                                                                    -----------------
                                                     NET EXPENSES             150,208
                                                                    -----------------
INVESTMENT INCOME--NET                                                        214,771
                                                                    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                            (17,056)
  Change in unrealized appreciation of investments                          1,149,271
                                                                    -----------------
NET GAIN ON INVESTMENTS                                                     1,132,215
                                                                    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $       1,346,986
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

GROWTH PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                          2004             2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment income--net                                      $       214,771   $       128,889
        Net realized gain (loss) on investments                             (17,056)           36,983
        Change in unrealized appreciation                                 1,149,271         3,266,993
                                                                    ---------------   ---------------
        Net increase in net assets resulting from operations              1,346,986         3,432,865

     DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                             (214,788)         (128,908)

     CAPITAL SHARE TRANSACTIONS--Net                                        685,487           295,776
                                                                    ---------------   ---------------
     TOTAL INCREASE                                                       1,817,685         3,599,733
     NET ASSETS
        Beginning of year                                                16,699,103        13,099,370
                                                                    ---------------   ---------------
        End of year                                                 $    18,516,788   $    16,699,103
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

GROWTH PORTFOLIO

                                                                                          YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                            2004        2003        2002        2001        2000
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, Beginning of Year                                  $    1.45   $    1.15   $    1.60   $    1.93   $    2.06
     Investment income--net                                                   0.02        0.01        0.01        0.02        0.03
     Net realized and unrealized gain (loss)
      on investments during the year                                          0.09        0.30       (0.45)      (0.33)      (0.09)
                                                                         ---------   ---------   ---------   ---------   ---------
                                      Total from investment operations        0.11        0.31       (0.44)      (0.31)      (0.06)
     Less distributions from
       Investment income--net                                                (0.02)      (0.01)      (0.01)      (0.02)      (0.03)
       Capital gains                                                            --          --          --          --       (0.04)
                                                                         ---------   ---------   ---------   ---------   ---------
                                                   Total distributions       (0.02)      (0.01)      (0.01)      (0.02)      (0.07)
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, End of Year                                        $    1.54   $    1.45   $    1.15   $    1.60   $    1.93
                                                                         =========   =========   =========   =========   =========
     Total return                                                             7.45%      27.07%     (27.61)%    (16.12)%     (2.82)%
                                                                         =========   =========   =========   =========   =========

     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                             $  18,517   $  16,699   $  13,099   $  17,856   $  20,550
     Ratio of expenses with reimbursement to average net assets (1)           0.87%       0.87%       0.87%       0.87%       0.87%
     Ratio of expenses without reimbursement to average net assets            0.90%       0.93%       0.94%       0.97%       0.92%
     Ratio of net investment income to average net assets                     1.24%       0.90%       0.62%       1.11%       1.42%
     Portfolio turnover rate                                                  1.23%      30.15%     108.13%      33.57%      17.36%

(1) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.87% on the Growth Portfolio.

See notes to financial statements.

AMERICAN NATIONAL EQUITY INCOME PORTFOLIO

MANAGER DISCUSSION

The Equity Income Portfolios objective continues to be providing dividend income, along with an opportunity for increased share price over time. The portfolio is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. In 2004, the portfolio produced a return of +9.31%, (after portfolio expenses, but before product-specific charges) versus a return of +13.02% for the Lipper Equity Income Fund Index. Over that same time frame, the major equity market indices also posted positive performance as evidenced by the price only returns on the Nasdaq (+8.59%), the S&P 500 (+8.99%), and the Dow Jones Industrial Average (+3.15%). The portfolio has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poors 500 stock market index. The current dividend yield on the portfolio is 2.2% (before expenses) versus 1.6% for the S&P 500.

The best performing sectors in the S&P 500 in 2004 were Energy (up 31%), Utilities (up 24%), and Telecommunications Services (up 20%), while the worst performing sectors were Healthcare (up 1%) and Technology (up 3%). Within the portfolios holdings, the strongest performance was recorded in the Utilities, Energy, and Industrials sectors. In the Utilities and Energy sectors, rising energy costs were passed on to consumers allowing improved revenues for nearly all associated companies. Industrials holdings benefited from strong demand, particularly overseas, as well as a rebound in defense related stocks. Healthcare was a problematic sector in 2004 as nearly all major pharmaceutical companies declined over concerns of potential governmental price controls, a slowdown in product pipeline growth and Mercks well publicized removal from the market of its popular pain medication Vioxx due to concerns over cardiovascular risks. Technology stocks, in particular chip manufacturers, fell due to slowed demand as companies were forced to re-evaluate their capital equipment purchases in the face of a slowing economy. Going forward the portfolio is overweight in the Financials, Energy, and Consumer Staples market sectors. Due to the strong dividend yields found in the Financial sector overall, the sector continues to represent approximately one quarter of the portfolios holdings. For the Equity Income Portfolio, we utilize the same conservative and defensive stock selection disciplines used in the Balanced and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

During 2004, the U.S. economic recovery had to overcome seemingly endless hurdles of the Iraq war and geopolitical uncertainty, rising energy and raw material costs, as well as numerous corporate scandals. However, despite these negative events, economic growth likely approached 4% for the full year amid declines in unemployment and continued low inflation in the 1.5%-2% range. Barring new external shocks, these results foreshadow continued healthy economic expansion in the coming year. Risks to the economy in 2005 include energy costs, continued business caution, and abrupt increases in interest rates associated with rising inflation and an oversized U.S. budget deficit. Importantly, developments in the current recovery have not prevented the much needed deflating of equity values, the gutting of corporate overinvestment, or the large scale reduction in jobs which corrected nearly 2.5 million of over-hiring during the boom. These much needed adjustments appear to be now largely out of the way.

U.S. equities, represented by the S&P 500, currently trade at a level of 17 times 2005 earnings estimates and 18.5 times 2004 estimates. Earnings estimates are projecting a much slower rate of earnings growth of 6% in the year ahead. With a 2004 price only return of 8.99% on the S&P 500, much of it in the final two months of the year, it is likely that the markets have come too far too fast. We expect single digit returns again for 2005 and will be buyers on extended market dips. Favored areas for stocks are areas showing improved margins and pricing power--currently including media, trucking, railroads and chemicals. Select technology stocks also hold promise as many of the sub-sectors have likely been oversold. Conversely, caution is warranted in sectors where investor sentiment remains exuberantly strong such as Capital Goods and Materials.

The Equity Income Portfolio is well positioned, in our opinion, for the expected coming cycle--currently heavy on Healthcare, Financials, and Consumer Staples, while also providing exposure to areas of the economy that should benefit from the continued recovery (Technology, Industrials and Consumer Cyclicals). The portfolio continues to strive to maintain a strong dividend yield by holding a diversified collection of value stocks while maintaining low turnover, which leads to lower taxes, with the potential for share price appreciation over time.

Sincerely,

Andrew R. Duncan, CFA
Portfolio Manager, American National Equity Income Portfolio

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EQUITY INCOME PORTFOLIO,
                   LIPPER EQUITY INCOME INDEX AND THE S&P 500

AVERAGE ANNUAL RETURNS
(Inception Date - March 1, 1991)

10 YEAR       11.14%
 5 YEAR        2.95%
 1 YEAR        9.31%

            LIPPER EQUITY INCOME INDEX         S&P 500   EQUITY INCOME PORTFOLIO
    1/1/95                  $   10,000      $   10,000                $   10,000
  12/31/95                  $   12,983      $   13,758                $   12,719
  12/31/96                  $   15,316      $   16,917                $   14,969
  12/31/97                  $   19,476      $   22,560                $   18,323
  12/31/98                  $   21,769      $   29,008                $   21,227
  12/31/99                  $   22,681      $   35,112                $   24,855
12/31/2000                  $   24,374      $   31,915                $   27,838
12/31/2001                  $   23,106      $   28,122                $   24,556
12/31/2002                  $   19,309      $   21,907                $   21,084
12/31/2003                  $   24,295      $   28,192                $   26,298
12/31/2004                  $   27,459      $   31,257                $   28,747

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Equity Income Portfolios performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Companys variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolios shares are available exclusively as a funding vehicle for American Nationals variable life insurance policies and variable annuity contracts.

[CHART]

                    EQUITY INCOME PORTFOLIO SECTOR WEIGHTINGS

Telecommunication Services     0.87%
US Government                  1.23%
Utilities                      2.70%
Materials                      3.33%
Information Technology         6.50%
Health Care                    9.02%
Energy                         9.18%
Consumer Discretionary         9.38%
Industrials                   10.08%
Consumer Staples              12.12%
Cash and Other Assets         13.05%
Financials                    22.54%

SCHEDULE OF INVESTMENTS  December 31, 2004

EQUITY INCOME PORTFOLIO

                                                                          SHARES          VALUE
COMMON STOCK

AEROSPACE & DEFENSE--2.05%
Lockheed Martin Corporation                                                   4,300   $       238,865
Northrop Grumman Corporation                                                  4,400           239,184
                                                                                      ---------------
                                                                                              478,049

AUTOMOBILES--0.83%
Ford Motor Company                                                            8,063           118,042
General Motors Corporation                                                    1,900            76,114
                                                                                      ---------------
                                                                                              194,156

BANKS--6.99%
Bank of America Corporation                                                  13,400           629,666
PNC Financial Services Group                                                  5,500           315,920
U.S. Bancorp                                                                 11,000           344,520
Wells Fargo & Company                                                         5,500           341,825
                                                                                      ---------------
                                                                                            1,631,931

BEVERAGES--2.95%
Anheuser-Busch Companies, Incorporated                                        3,200           162,336
Coca-Cola Company                                                             4,500           187,335
PepsiCo, Incorporated                                                         6,500           339,300
                                                                                      ---------------
                                                                                              688,971

BIOTECHNOLOGY--0.63%
Amgen Incorporated *                                                          2,300           147,545

BUILDING PRODUCTS--0.74%
American Standard Companies Incorporated *                                    4,200           173,544

CHEMICALS--1.31%
Dow Chemical Company (The)                                                    2,800           138,628
E.I. du Pont de Nemours and Company                                           1,900            93,195
PPG Industries, Incorporated                                                  1,100            74,976
                                                                                      ---------------
                                                                                              306,799

COMMERCIAL SERVICES & SUPPLIES--0.56%
Banta Corporation                                                             2,900           129,804

COMMUNICATIONS EQUIPMENT--1.08%
Cisco Systems, Incorporated *                                                13,000           250,900

COMPUTERS & PERIPHERALS--1.21%
EMC Corporation *                                                             6,400            95,168
International Business Machines Corporation                                   1,900           187,302
                                                                                      ---------------
                                                                                              282,470

CONTAINERS & PACKAGING--0.53%
Sealed Air Corporation *                                                      2,300           122,521

DIVERSIFIED FINANCIALS--3.99%
Citigroup, Incorporated                                                      11,633           560,478
JPMorgan Chase & Company                                                      6,550           255,516
Morgan Stanley                                                                2,000           111,040
Piper Jaffray Companies, Incorporated *                                         110             5,275
                                                                                      ---------------
                                                                                              932,309

DIVERSIFIED TELECOMMUNICATION SERVICES--0.86%
Alltel Corporation                                                            1,700            99,892
Verizon Communications, Incorporated                                          2,510           101,680
                                                                                      ---------------
                                                                                              201,572

ELECTRIC--2.70%
Allegheny Energy, Incorporated *                                              3,400            67,014
Ameren Corporation                                                            2,800           140,392
CenterPoint Energy, Incorporated                                              4,100   $        46,330
Constellation Energy Group                                                    4,400           192,324
Exelon Corporation                                                            1,600            70,512
Southern Company (The)                                                        1,700            56,984
Wisconsin Energy Corporation                                                  1,700            57,307
                                                                                      ---------------
                                                                                              630,863

ENERGY EQUIPMENT & SERVICES--1.06%
Schlumberger Limited                                                          3,700           247,715

FOOD PRODUCTS--3.03%
ConAgra Foods, Incorporated                                                   6,600           194,370
H.J. Heinz Company                                                            3,300           128,667
McCormick & Company, Incorporated                                             3,100           119,660
Sara Lee Corporation                                                          7,800           188,292
Sensient Technologies Corporation                                             3,200            76,768
                                                                                      ---------------
                                                                                              707,757

FOOD & DRUG RETAILING--2.15%
Wal-Mart Stores, Incorporated                                                 9,500           501,790

GOVERNMENT AGENCY--1.23%
Federal Home Loan Mortgage Corporation                                        3,900           287,430

HEALTH CARE EQUIPMENT & SUPPLIES--1.36%
Beckman Coulter, Incorporated                                                 3,900           261,261
Zimmer Holdings, Incorporated *                                                 700            56,084
                                                                                      ---------------
                                                                                              317,345

HEALTH CARE PROVIDERS & SERVICES--0.39%
Health Management Associates, Incorporated (Class A)                          4,000            90,880

HOTELS, RESTAURANTS & LEISURE--1.98%
Starwood Hotels & Resorts Worldwide, Incorporated                             7,900           461,360

HOUSEHOLD DURABLES--1.18%
Stanley Works (The)                                                           3,200           156,768
Whirlpool Corporation                                                         1,700           117,657
                                                                                      ---------------
                                                                                              274,425

HOUSEHOLD PRODUCTS--2.63%
Kimberly-Clark Corporation                                                    2,300           151,363
Newell Rubbermaid Incorporated                                                3,600            87,084
Procter & Gamble Company                                                      6,800           374,544
                                                                                      ---------------
                                                                                              612,991

INDUSTRIAL CONGLOMERATES--5.20%
3M Company                                                                    1,800           147,726
Danaher Corporation                                                           4,200           241,122
General Electric Company                                                     19,450           709,925
Waste Management, Incorporated                                                3,800           113,772
                                                                                      ---------------
                                                                                            1,212,545

INSURANCE--4.53%
American International Group, Incorporated                                    6,100           400,587
Principal Financial Group, Incorporated                                       3,200           131,008
Prudential Financial, Incorporated                                            6,900           379,224
St. Paul Travelers Companies, Incorporated                                    3,981           147,576
                                                                                      ---------------
                                                                                            1,058,395

LEISURE EQUIPMENT & PRODUCTS--0.19%
Brunswick Corporation                                                           900            44,550

MACHINERY--1.07%
Ingersoll-Rand Company (Class A)                                              3,100           248,930

                                                                          SHARES          VALUE
COMMON STOCK

MEDIA--3.27%
Comcast Corporation (Special Class A ) *                                      2,800   $        91,952
Time Warner Incorporated *                                                   10,600           206,064
Viacom Incorporated (Class B)                                                 4,100           149,199
Walt Disney Company (The)                                                    11,400           316,920
                                                                                      ---------------
                                                                                              764,135

MULTI-LINE RETAIL--0.53%
Staples, Incorporated                                                         3,700           124,727

OIL & GAS--8.12%
Anadarko Petroleum Corporation                                                2,759           178,811
BP PLC ADR                                                                    4,500           262,800
ChevronTexaco Corporation                                                     5,500           288,805
Exxon Mobil Corporation                                                      13,600           697,136
Royal Dutch Petroleum Company ADR                                             6,100           350,018
Weatherford International Limited *                                           2,300           117,990
                                                                                      ---------------
                                                                                            1,895,560

PAPER & FOREST PRODUCTS--1.49%
International Paper Company                                                   1,200            50,400
Neenah Paper, Incorporated                                                       69             2,249
Plum Creek Timber Company, Incorporated                                       7,700           295,988
                                                                                      ---------------
                                                                                              348,637

PHARMACEUTICALS--6.64%
Allergan, Incorporated                                                        1,700           137,819
Bristol-Myers Squibb Company                                                  6,200           158,844
Johnson & Johnson                                                             6,400           405,888
Merck & Company, Incorporated                                                 5,300           170,342
Pfizer, Incorporated                                                         14,940           401,737
Watson Pharmaceuticals, Incorporated *                                        4,200           137,802
Wyeth                                                                         3,200           136,288
                                                                                      ---------------
                                                                                            1,548,720

REAL ESTATE--7.02%
CenterPoint Properties Corporation                                           14,600           699,194
Health Care Property Investors, Incorporated                                 11,600           321,204
Public Storage, Incorporated                                                  5,300           295,475
Weingarten Realty Investors                                                   8,025           321,802
                                                                                      ---------------
                                                                                            1,637,675

ROAD & RAIL--0.47%
USF Corporation                                                               2,900           110,055

SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.62%
Intel Corporation                                                            12,900           301,731
Texas Instruments Incorporated                                                3,100            76,322
                                                                                      ---------------
                                                                                              378,053

SOFTWARE--2.60%
Microsoft Corporation                                                        22,700           606,317

SPECIALTY RETAIL--1.40%
Limited Brands                                                                6,400           147,328
Lowes Companies, Incorporated                                                3,100           178,529
                                                                                      ---------------
                                                                                              325,857

TOBACCO--1.36%
Altria Group, Incorporated                                                    2,500           152,750
Reynolds American Incorporated                                                2,100           165,060
                                                                                      ---------------
                                                                                              317,810
                                                                                      ---------------

                                                         TOTAL COMMON STOCK--86.95%
                                                                 (Cost $17,143,729)        20,295,093
                                                                                      ---------------

                                                                          FACE
                                                                         AMOUNT           VALUE
COMMERCIAL PAPER

ELECTRIC--4.90%
Union Electric Company, 2.31%, 01/04/05                             $     1,145,000   $     1,144,779

GAS--4.93%
Peoples Gas Light & Coke, 2.4%, 01/03/05                                  1,150,000         1,149,847

METALS & MINING--3.00%
Alcoa Incorporated, 2.25%, 01/06/05                                         700,000           699,781
                                                                                      ---------------

                                                     TOTAL COMMERCIAL PAPER--12.83%
                                                                  (Cost $2,994,407)         2,994,407
                                                                                      ---------------
                                                          TOTAL INVESTMENTS--99.78%
                                                                 (Cost $20,138,136)        23,289,500
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--0.22%            51,565
                                                                                      ---------------
                                                                NET ASSETS--100.00%   $    23,341,065
                                                                                      ===============

ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

EQUITY INCOME PORTFOLIO

ASSETS
Investments in securities, at value (Cost $20,138,136)              $      23,289,500
Cash and cash equivalents                                                      35,318
Prepaid expenses                                                                6,621
Receivable for:
  Dividends                                                                    42,260
  Capital stock sold                                                              633
  Expense reimbursement                                                         1,316
                                                                    -----------------
                                                     TOTAL ASSETS          23,375,648
                                                                    -----------------
LIABILITIES
Capital stock reacquired                                                          156
Payable to investment advisor for fund expenses                                15,690
Accrued:
  Investment advisory fee                                                       9,759
  Service fee                                                                   4,880
Other liabilities                                                               4,098
                                                                    -----------------
                                                TOTAL LIABILITIES              34,583
                                                                    -----------------
                                                       NET ASSETS   $      23,341,065
                                                                    =================

The components of net assets:
  Capital paid-in                                                   $      20,503,661
  Undistributed net income                                                         --
  Accumulated net realized loss on investments                               (313,960)
  Net unrealized appreciation of investments                                3,151,364
                                                                    -----------------
Net Assets                                                          $      23,341,065
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                              13,609,525
                                                                    =================
NET ASSET VALUE PER SHARE                                           $            1.72
                                                                    =================
Shares Authorized                                                         120,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

EQUITY INCOME PORTFOLIO

INVESTMENT INCOME
Dividends                                                           $         530,945
Interest                                                                       28,336
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME             559,281
                                                                    -----------------
EXPENSES
Investment advisory fees                                                      108,208
Service fees                                                                   54,104
Professional fees                                                               6,036
Custody and transaction fees                                                   12,762
Directors fees and expenses                                                    2,931
Registration fees                                                                  32
Insurance expense                                                               4,278
                                                                    -----------------
                                                   TOTAL EXPENSES             188,351
                                         LESS EXPENSES REIMBURSED             (17,349)
                                                                    -----------------
                                                     NET EXPENSES             171,002
                                                                    -----------------
INVESTMENT INCOME--NET                                                        388,279
                                                                    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                           (221,426)
  Change in unrealized appreciation of investments                          1,818,110
                                                                    -----------------
NET GAIN ON INVESTMENTS                                                     1,596,684
                                                                    =================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $       1,984,963
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

EQUITY INCOME PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                         2004              2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment income--net                                      $       388,279   $       271,233
        Net realized loss on investments                                   (221,426)          (92,534)
        Change in unrealized appreciation                                 1,818,110         3,825,399
                                                                    ---------------   ---------------
        Net increase in net assets resulting from operations              1,984,963         4,004,098

     DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                             (388,292)         (276,466)

     CAPITAL SHARE TRANSACTIONS--Net                                        786,011            47,556
                                                                    ---------------   ---------------
     TOTAL INCREASE                                                       2,382,682         3,775,188
     NET ASSETS
        Beginning of year                                                20,958,383        17,183,195
                                                                    ---------------   ---------------
        End of year                                                 $    23,341,065   $    20,958,383
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

EQUITY INCOME PORTFOLIO

                                                                                          YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                           2004        2003        2002        2001        2000
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, Beginning of Year                                  $    1.60   $    1.30   $    1.61   $    1.90   $    1.84
     Investment income--net                                                   0.03        0.02        0.02        0.03        0.04
     Net realized and unrealized gain (loss)
      on investments during the year                                          0.12        0.30       (0.25)      (0.25)       0.18
                                                                         ---------   ---------   ---------   ---------   ---------
                                      Total from investment operations        0.15        0.32       (0.23)      (0.22)       0.22
     Less distributions from
        Investment income--net                                               (0.03)      (0.02)      (0.02)      (0.03)      (0.04)
        Capital gains                                                           --          --       (0.06)      (0.04)      (0.12)
                                                                         ---------   ---------   ---------   ---------   ---------
                                                   Total distributions       (0.03)      (0.02)      (0.08)      (0.07)      (0.16)
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, End of Year                                        $    1.72   $    1.60   $    1.30   $    1.61   $    1.90
                                                                         =========   =========   =========   =========   =========
     Total return                                                             9.31%      24.73%     (14.14)%    (11.79)%     12.00%
                                                                         =========   =========   =========   =========   =========

     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                             $  23,341   $  20,958   $  17,183   $  21,153   $  22,668
     Ratio of expenses with reimbursement to average net assets (1)           0.79%       0.79%       0.85%       0.90%       0.92%
     Ratio of expenses without reimbursement to average net assets            0.87%       0.89%       0.91%       0.90%       0.92%
     Ratio of net investment income to average net assets                     1.79%       1.49%       1.41%       1.69%       1.94%
     Portfolio turnover rate                                                  5.33%      24.22%      32.23%      33.28%      22.67%

(1) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.79% on the Equity Income Portfolio.

See notes to financial statements.

AMERICAN NATIONAL BALANCED PORTFOLIO

MANAGER DISCUSSION

The Balanced Portfolio strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of stocks of well-known companies, as well as bonds and money market instruments. In 2004, the portfolios conservative blend of about 65% stocks, 25% bonds and 10% money market instruments served the portfolio well. The equity portion of the portfolio produced a total return (capital appreciation and dividend income) of approximately +9.23% while the bond portion of the portfolio returned approximately +3.69%. Overall in 2004, the portfolio produced a total return of +6.03%, (after portfolio expenses, but before product-specific charges) versus a return of +8.99% for the Lipper Balanced Fund Index. Over that same time frame, the major equity market indices also posted positive performance as evidenced by the price only returns on the Nasdaq (+8.59%), the S&P 500 (+8.99%), and the Dow Jones Industrial Average (+3.15%). Small-Cap stocks performed the best during the year with the Russell 2000 Index returning +17.00%.

The best performing sectors in the S&P 500 in 2004 were Energy (up 31%), Utilities (up 24%), and Telecommunications Services (up 20%), while the worst performing sectors were Healthcare (up 1%) and Technology (up 3%). Within the portfolios holdings, the strongest performance was recorded in the Utilities, Energy, and Telecommunications Services sectors. In the Utilities and Energy sectors, rising energy costs were passed on to consumers allowing improved revenues for nearly all associated companies. Telecommunications holdings rebounded in 2004 as buyers stepped in to purchase discounted companies. Healthcare was a problematic sector in 2004 as nearly all major pharmaceutical companies declined over concerns of potential governmental price controls, a slowdown in product pipeline growth and Mercks well publicized removal from the market of its popular pain medication Vioxx due to concerns over cardiovascular risks. Technology stocks, in particular chip manufacturers, fell due to slowed demand as companies were forced to re-evaluate their capital equipment purchases in face of a slowing economy.

Going forward the portfolio is slightly overweight in the Financials and Consumer Staples market sectors. Within the equity portion of the portfolio, we utilize the same conservative and defensive stock selection disciplines used in the Equity Income and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations. Within the portfolios fixed income holdings, we continue structuring maturities at the short-term end of the yield curve in order to shorten overall duration thereby reducing our sensitivity to interest rate movements.

During 2004, the U.S. economic recovery had to overcome seemingly endless hurdles of the Iraq war and geopolitical uncertainty, rising energy and raw material costs, as well as numerous corporate scandals. However, despite these negative events, economic growth likely approached 4% for the full year amid declines in unemployment and continued low inflation in the 1.5%-2% range. Barring new external shocks, these results foreshadow continued healthy economic expansion in the coming year. Risks to the economy in 2005 include energy costs, continued business caution, and abrupt increases in interest rates associated with rising inflation and an oversized U.S. budget deficit. Importantly, developments in the current recovery have not prevented the much needed deflating of equity values, the gutting of corporate overinvestment, or the large scale reduction in jobs which corrected nearly 2.5 million of over-hiring during the boom. These much needed adjustments appear to be now largely out of the way.

U.S. equities, represented by the S&P 500, currently trade at a level of 17 times 2005 earnings estimates and 18.5 times 2004 estimates. Earnings estimates are projecting a much slower rate of earnings growth of 6% in the year ahead. With a 2004 price only return of 8.99% on the S&P 500, much of it in the final 2 months of the year, it is likely that the markets have come too far too fast. We expect single digit returns again for 2005 and will be buyers on extended market dips. Favored areas for stocks are areas showing improved margins and pricing power--currently including media, trucking, railroads and chemicals. Select technology stocks also hold promise as many of the sub-sectors have likely been oversold. Conversely, caution is warranted in sectors where investor sentiment remains exuberantly strong such as Capital Goods and Materials.

Interest rates continue to rise from historical lows, albeit at a pace determined by the Federal Reserve. As rates continue to climb, the portfolios fixed income maturities will be rotated into longer maturity assets, which should improve the portfolios yield. This process must be undertaken methodically as longer duration assets are more sensitive to interest rate movements. With this in mind we will be working to improve the yield while minimizing the impact of higher rates on existing fixed income holdings.

The Balanced Portfolio is well positioned, in our opinion, for the expected coming cycle-currently heavy on Financials and Consumer Staples, while also providing exposure to areas of the economy that will benefit from the continued recovery (Technology and Consumer Cyclicals). This positioning should provide upside for the equity portion, while the fixed income portion should protect the overall portfolio value from the potentially sustained market correction.

Sincerely

Andrew R. Duncan, CFA
Portfolio Manager, American National Balanced Portfolio

[CHART]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BALANCED PORTFOLIO,
                   LIPPER BALANCED FUND INDEX AND THE S&P 500

AVERAGE ANNUAL RETURNS
(Inception Date - March 1, 1991)

10 YEAR       9.31%
 5 YEAR       3.39%
 1 YEAR       6.03%

                LIPPER BALANCED FUND INDEX        S&P 500    BALANCED PORTFOLIO
    1/1/95                      $   10,000     $   10,000            $   10,000
  12/31/95                      $   12,489     $   13,758            $   12,280
  12/31/96                      $   14,119     $   16,917            $   13,782
  12/31/97                      $   16,985     $   22,560            $   16,373
  12/31/98                      $   19,547     $   29,008            $   19,087
  12/31/99                      $   21,302     $   35,112            $   20,614
12/31/2000                      $   21,810     $   31,915            $   21,465
12/31/2001                      $   21,104     $   28,122            $   20,488
12/31/2002                      $   18,849     $   21,907            $   19,130
12/31/2003                      $   22,606     $   28,192            $   22,962
12/31/2004                      $   24,638     $   31,257            $   24,348

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Balanced Portfolios performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Companys variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolios shares are available exclusively as a funding vehicle for American Nationals variable life insurance policies and variable annuity contracts.

[CHART]

                      BALANCED PORTFOLIO SECTOR WEIGHTINGS

Materials                     1.78%
Utilities                     2.05%
Telecommunication Services    2.41%
Energy                        4.93%
Health Care                   7.45%
Consumer Staples              7.61%
US Government                 7.76%
Information Technology        8.76%
Industrials                   9.33%
Consumer Discretionary       11.99%
Cash and Other Assets        12.86%
Financials                   23.07%

SCHEDULE OF INVESTMENTS  December 31, 2004

BALANCED PORTFOLIO

                                                                          SHARES          VALUE
COMMON STOCK

AEROSPACE & DEFENSE--0.59%
Honeywell International Incorporated                                          2,300   $        81,443

AIR FREIGHT & COURIERS--0.68%
United Parcel Service, Incorporated (Class B)                                 1,100            94,006

AUTOMOBILES--0.58%
Ford Motor Company                                                            2,674            39,147
General Motors Corporation                                                    1,000            40,060
                                                                                      ---------------
                                                                                               79,207

BANKS--6.25%
Bank of America Corporation                                                   6,800           319,532
PNC Financial Services Group                                                  1,800           103,392
U.S. Bancorp                                                                  5,500           172,260
Wachovia Corporation                                                          1,500            78,900
Wells Fargo & Company                                                         3,000           186,450
                                                                                      ---------------
                                                                                              860,534

BEVERAGES--1.67%
Anheuser-Busch Companies, Incorporated                                        1,500            76,095
Coca-Cola Company                                                             2,300            95,749
PepsiCo, Incorporated                                                         1,100            57,420
                                                                                      ---------------
                                                                                              229,264

BIOTECHNOLOGY--0.47%
Amgen Incorporated *                                                          1,000            64,150

BUILDING PRODUCTS--0.51%
American Standard Companies Incorporated *                                    1,700            70,244

CHEMICALS--0.98%
Dow Chemical Company (The)                                                    1,100            54,461
E.I. du Pont de Nemours and Company                                             800            39,240
PPG Industries, Incorporated                                                    600            40,896
                                                                                      ---------------
                                                                                              134,597

COMMERCIAL SERVICES & SUPPLIES--0.97%
Banta Corporation                                                             1,900            85,044
H & R Block, Incorporated                                                     1,000            49,000
                                                                                      ---------------
                                                                                              134,044

COMMUNICATIONS EQUIPMENT--1.47%
Cisco Systems, Incorporated *                                                 9,300           179,490
Motorola, Incorporated                                                        1,300            22,360
                                                                                      ---------------
                                                                                              201,850

COMPUTERS & PERIPHERALS--2.99%
Dell Incorporated *                                                           2,700           113,778
EMC Corporation *                                                             6,900           102,603
Hewlett-Packard Company                                                         600            12,582
International Business Machines Corporation                                   1,500           147,870
Sun Microsystems, Incorporated *                                              6,400            34,432
                                                                                      ---------------
                                                                                              411,265

CONTAINERS & PACKAGING--0.39%
Sealed Air Corporation *                                                      1,000            53,270

DIVERSIFIED FINANCIALS--5.53%
American Express Company                                                      1,500            84,555
Citigroup, Incorporated                                                       5,500           264,990
JPMorgan Chase & Company                                                      7,224           281,808
Morgan Stanley                                                                2,300           127,696
Piper Jaffray Companies, Incorporated *                                          48             2,302
                                                                                      ---------------
                                                                                              761,351

DIVERSIFIED TELECOMMUNICATION SERVICES--1.66%
Alltel Corporation                                                              800   $        47,008
SBC Communications Incorporated                                               3,400            87,618
Verizon Communications Incorporated                                             776            31,436
Vodafone Group PLC ADR                                                        2,300            62,974
                                                                                      ---------------
                                                                                              229,036

ELECTRIC--2.04%
Allegheny Energy, Incorporated *                                              1,100            21,681
Ameren Corporation                                                            1,500            75,210
CenterPoint Energy, Incorporated                                              2,300            25,990
Constellation Energy Group                                                    2,200            96,162
Exelon Corporation                                                              500            22,035
Southern Company (The)                                                          600            20,112
Wisconsin Energy Corporation                                                    600            20,226
                                                                                      ---------------
                                                                                              281,416

ENERGY EQUIPMENT & SERVICES--0.78%
Schlumberger Limited                                                          1,600           107,120

FOOD PRODUCTS--2.51%
ConAgra Foods, Incorporated                                                   2,500            73,625
H.J. Heinz Company                                                            1,100            42,889
McCormick & Company, Incorporated                                             2,200            84,920
Sara Lee Corporation                                                          2,800            67,592
Sensient Technologies Corporation                                             3,200            76,768
                                                                                      ---------------
                                                                                              345,794

FOOD & DRUG RETAILING--1.21%
Wal-Mart Stores, Incorporated                                                 3,151           166,436

GOVERNMENT AGENCY--0.86%
Federal Home Loan Mortgage Corporation                                        1,600           117,920

HEALTH CARE EQUIPMENT & SUPPLIES--1.04%
Abbott Laboratories                                                           1,600            74,640
Beckman Coulter, Incorporated                                                   900            60,291
Zimmer Holdings, Incorporated *                                                 110             8,813
                                                                                      ---------------
                                                                                              143,744

HEALTH CARE PROVIDERS & SERVICES--0.28%
Health Management Associates, Incorporated (Class A)                          1,700            38,624

HOTELS, RESTAURANTS & LEISURE--1.32%
Starwood Hotels & Resorts Worldwide, Incorporated                             3,100           181,040

HOUSEHOLD DURABLES--0.50%
Stanley Works (The)                                                           1,400            68,586

HOUSEHOLD PRODUCTS--1.96%
Kimberly-Clark Corporation                                                    1,000            65,810
Newell Rubbermaid Incorporated                                                1,600            38,704
Procter & Gamble Company                                                      3,000           165,240
                                                                                      ---------------
                                                                                              269,754

INDUSTRIAL CONGLOMERATES--3.18%
3M Company                                                                      700            57,449
Danaher Corporation                                                           1,400            80,374
General Electric Company                                                      8,200           299,300
                                                                                      ---------------
                                                                                              437,123

INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.05%
Electronic Data Systems Corporation                                             200             4,620
SunGard Data Systems Incorporated *                                             100             2,833
                                                                                      ---------------
                                                                                                7,453

                                                                          SHARES          VALUE
COMMON STOCK

INSURANCE--2.02%
American International Group, Incorporated                                    2,179   $       143,095
Prudential Financial, Incorporated                                            2,300           126,408
St. Paul Travelers Companies, Incorporated                                      243             9,008
                                                                                      ---------------
                                                                                              278,511

LEISURE EQUIPMENT & PRODUCTS--0.72%
Brunswick Corporation                                                         2,000            99,000

MACHINERY--0.58%
Ingersoll-Rand Company (Class A)                                              1,000            80,300

MEDIA--1.88%
Comcast Corporation (Special Class A ) *                                        800            26,272
Time Warner Incorporated *                                                    3,400            66,096
Viacom Incorporated (Class B)                                                 1,500            54,585
Walt Disney Company (The)                                                     4,000           111,200
                                                                                      ---------------
                                                                                              258,153

METALS & MINING--0.25%
Alcoa Incorporated                                                            1,100            34,562

OIL & GAS--4.15%
Anadarko Petroleum Corporation                                                  700            45,367
BP PLC ADR                                                                    2,028           118,435
ChevronTexaco Corporation                                                     2,100           110,271
Exxon Mobil Corporation                                                       2,500           128,150
Royal Dutch Petroleum Company ADR                                             1,750           100,415
Unocal Corporation                                                            1,600            69,184
                                                                                      ---------------
                                                                                              571,822

PAPER & FOREST PRODUCTS--0.16%
International Paper Company                                                     500            21,000
Neenah Paper, Incorporated                                                       30               978
                                                                                      ---------------
                                                                                               21,978

PERSONAL PRODUCTS--0.26%
Gillette Company (The)                                                          800            35,824

PHARMACEUTICALS--5.66%
Allergan, Incorporated                                                          600            48,642
Bristol-Myers Squibb Company                                                  2,200            56,364
Hospira, Incorporated *                                                         140             4,690
Johnson & Johnson                                                             3,700           234,654
Merck & Company, Incorporated                                                 2,200            70,708
Pfizer, Incorporated                                                          9,095           244,565
Watson Pharmaceuticals, Incorporated *                                        1,700            55,777
Wyeth                                                                         1,500            63,885
                                                                                      ---------------
                                                                                              779,285

ROAD & RAIL--0.50%
USF Corporation                                                               1,800            68,310

SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.84%
Freescale Semiconductor Incorporated (Class B) *                                143             2,625
Intel Corporation                                                             8,700           203,493
Texas Instruments Incorporated                                                1,900            46,778
                                                                                      ---------------
                                                                                              252,896

SOFTWARE--2.42%
Microsoft Corporation                                                         8,100           216,351
Oracle Corporation *                                                          1,400            19,208
VERITAS Software Corporation *                                                3,400            97,070
                                                                                      ---------------
                                                                                              332,629

SPECIALTY RETAIL--2.00%
Home Depot, Incorporated (The)                                                2,300   $        98,302
Limited Brands                                                                3,200            73,664
Lowes Companies, Incorporated                                                1,800           103,662
                                                                                      ---------------
                                                                                              275,628
                                                                                      ---------------
                                                         TOTAL COMMON STOCK--62.91%
                                                                  (Cost $7,319,264)         8,658,169
                                                                                      ---------------

                                                                         FACE
                                                                        AMOUNT
BONDS AND NOTES

AUTO COMPONENTS--4.07%
Cooper Tire & Rubber Company,
  7.75%, 12/15/09                                                   $       400,000           456,821
TRW, Incorporated,
  6.30%, 05/15/08                                                           100,000           103,853
                                                                                      ---------------
                                                                                              560,674

AUTOMOBILES--0.93%
DaimlerChrysler North America Holdings,
  7.20%, 09/01/09                                                           115,000           127,997

BANKS--1.81%
Washington Mututal Incorporated,
  4.2%, 01/15/10                                                            250,000           249,014

BUILDING PRODUCTS--0.74%
Lafarge Corporation,
  6.375%, 07/15/05 (a)                                                      100,000           101,671

DIVERSIFIED FINANCIALS--6.63%
General Electric Capital Corporation,
  3.75%, 12/15/09                                                           200,000           196,830
Household Finance Corporation,
  5.875%, 02/01/09                                                          250,000           267,147
Southwestern Bell Capital Corporation,
  7.11%, 08/14/06                                                           425,000           448,264
                                                                                      ---------------
                                                                                              912,241

DIVERSIFIED TELECOMMUNICATION SERVICES--0.74%
US West Communications, Incorporated,
  6.125%, 11/15/05 (a)                                                      100,000           102,000

REAL ESTATE--0.83%
Weingarten Realty Investors,
  7.35%, 07/20/09                                                           100,000           113,768

TRANSPORTATION INFRASTRUCTURE--1.58%
Hertz Corporation, 7.40%, 03/01/11                                          200,000           217,494

U S GOVERNMENT AGENCY SECURITIES--6.90%
Federal Farm Credit Bank
  4.15%, 11/30/09                                                           200,000           200,449
Federal Home Loan Bank
  2.45%, 03/23/07                                                           400,000           392,695
Federal Home Loan Bank
  4.4%, 12/28/09                                                            350,000           353,443
Federal Home Loan Mortgage Corporation
  Pool # 360100, 9.00%, 04/01/20                                              2,223             2,470
Federal Home Loan Mortgage Corporation
  Pool # 540341, 9.00%, 09/01/19                                                905             1,006
                                                                                      ---------------
                                                                                              950,063
                                                                                      ---------------
                                                      TOTAL BONDS AND NOTES--24.23%
                                                                  (Cost $3,204,991)         3,334,922
                                                                                      ---------------

                                                                          SHARES          VALUE
COMMERCIAL PAPER

AIR FREIGHT & COURIERS--1.89%
United Parcel Services Incorporated, 2.05%, 01/03/05                        260,000   $       259,970

BEVERAGES--4.94%
PepsiAmericas Incorporated, 2.35%, 01/06/05                                 680,000           679,778

ELECTRIC--4.36%
PacifiCorp, 2.4%, 01/07/05                                                  300,000           299,880
Union Electric Company, 2.3%, 01/04/05                                      300,000           299,943
                                                                                      ---------------
                                                                                              599,823

GAS--1.01%
National Fuel Gas Company, 1.82%, 01/05/05                                  140,000           139,963
                                                                                      ---------------

                                                     TOTAL COMMERCIAL PAPER--12.20%
                                                                  (Cost $1,679,534)         1,679,534
                                                                                      ---------------
                                                          TOTAL INVESTMENTS--99.34%
                                                                 (Cost $12,203,789)        13,672,625
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--0.66%            91,469
                                                                                      ---------------
                                                                NET ASSETS--100.00%   $    13,764,094
                                                                                      ===============

ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

NOTES TO SCHEDULES OF INVESTMENTS
(a)  Long term obligations that will mature in less than one year.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

BALANCED PORTFOLIO

ASSETS
Investments in securities, at value (Cost $12,203,789)              $      13,672,625
Cash and cash equivalents                                                      58,069
Prepaid expenses                                                                3,987
Receivable for:
  Investments securities sold                                                      42
  Dividends                                                                    17,745
  Capital stock sold                                                              505
  Interest                                                                     34,418
  Expense reimbursement                                                         1,430
                                                                    -----------------
                                                     TOTAL ASSETS          13,788,821
                                                                    -----------------
LIABILITIES
  Capital stock reacquired                                                         12
  Payable to investment advisor for fund expenses                              11,956
Accrued:
  Investment advisory fee                                                       5,741
  Service fee                                                                   2,871
Other liabilities                                                               4,147
                                                                    -----------------
                                                TOTAL LIABILITIES              24,727
                                                                    -----------------
                                                       NET ASSETS   $      13,764,094
                                                                    =================

The components of net assets:
  Capital paid-in                                                   $      12,295,258
  Undistributed net income                                                         --
  Net unrealized appreciation of investments                                1,468,836
                                                                    -----------------
Net Assets                                                          $      13,764,094
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                               9,467,077
                                                                    =================
NET ASSET VALUE PER SHARE                                           $            1.45
                                                                    =================
Shares Authorized                                                         115,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

BALANCED PORTFOLIO

INVESTMENT INCOME
Dividends                                                           $         186,062
Interest                                                                      178,075
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME             364,137
                                                                    -----------------
EXPENSES
Investment advisory fees                                                       63,340
Service fees                                                                   31,670
Professional fees                                                               5,986
Custody and transaction fees                                                   15,157
Directors fees and expenses                                                    2,931
Registration fees                                                                 105
Insurance expense                                                               2,212
                                                                    -----------------
                                                   TOTAL EXPENSES             121,401
                                         LESS EXPENSES REIMBURSED             (18,734)
                                                                    -----------------
                                                     NET EXPENSES             102,667
                                                                    -----------------
INVESTMENT INCOME--NET                                                        261,470
                                                                    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                            151,836
  Change in unrealized appreciation of investments                            360,307
                                                                    -----------------
NET GAIN ON INVESTMENTS                                                       512,143
                                                                    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $         773,613
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

BALANCED PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                         2004              2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment income--net                                      $       261,470   $       220,674
        Net realized gain on investments                                    151,836            20,206
        Change in unrealized appreciation                                   360,307         1,662,523
                                                                    ---------------   ---------------
        Net increase in net assets resulting from operations                773,613         1,903,403
     DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                             (261,493)         (222,196)
        Capital gains                                                      (151,836)          (23,164)
                                                                    ---------------   ---------------
     Total distributions to shareholders                                   (413,329)         (245,360)
     CAPITAL SHARE TRANSACTIONS--Net                                      1,826,575           626,502
                                                                    ---------------   ---------------
     TOTAL INCREASE                                                       2,186,859         2,284,545
     NET ASSETS
        Beginning of year                                                11,577,235         9,292,690
                                                                    ---------------   ---------------
        End of year                                                 $    13,764,094   $    11,577,235
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

BALANCED PORTFOLIO

                                                                                          YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                            2004        2003        2002        2001        2000
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, Beginning of Year                                  $    1.41   $    1.20   $    1.34   $    1.45   $    1.52
     Investment income--net                                                   0.03        0.03        0.04        0.04        0.06
     Net realized and unrealized gain (loss)
      on investments during the year                                          0.06        0.21       (0.13)      (0.11)       0.01
                                                                         ---------   ---------   ---------   ---------   ---------
                                      Total from investment operations        0.09        0.24       (0.09)      (0.07)       0.07
     Less distributions from
       Investment income--net                                                (0.03)      (0.03)      (0.04)      (0.04)      (0.06)
       Capital gains                                                         (0.02)         --       (0.01)         --       (0.08)
                                                                         ---------   ---------   ---------   ---------   ---------
                                                   Total distributions       (0.05)      (0.03)      (0.05)      (0.04)      (0.14)
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, End of Year                                        $    1.45   $    1.41   $    1.20   $    1.34   $    1.45
                                                                         =========   =========   =========   =========   =========
     Total return                                                             6.03%      20.05%      (6.64)%     (4.55)%      4.13%
                                                                         =========   =========   =========   =========   =========

     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                             $  13,764   $  11,577   $   9,293   $  10,157   $   9,807
     Ratio of expenses with reimbursement to average net assets (1)           0.81%       0.81%       0.85%       0.90%       0.90%
     Ratio of expenses without reimbursement to average net assets            0.96%       0.99%       1.08%       1.07%       1.08%
     Ratio of net investment income to average net assets                     2.06%       2.18%       2.64%       2.89%       3.51%
     Portfolio turnover rate                                                 17.42%      17.07%      42.29%      16.49%      13.41%

(1) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.81% on the Balanced Portfolio.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 2004

MONEY MARKET PORTFOLIO

U.S. GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS

                                                              INTEREST/
                                                 MATURITY       STATED          FACE
                                                   DATE        RATE (%)        AMOUNT          VALUE
U S GOVERNMENT AGENCIES--100.11%
Federal Home Loan Bank                           01/03/05       1.000       $  2,165,000   $  2,164,880
Federal Home Loan Bank                           01/07/05       2.220          2,610,000      2,609,033
Federal Home Loan Bank                           01/26/05       2.244          3,355,000      3,349,771
Federal National Mortgage Association            01/03/05       2.200          1,010,000      1,009,876
Federal National Mortgage Association            01/04/05       2.230          1,661,000      1,660,691
Federal National Mortgage Association            01/05/05       2.230          2,547,000      2,546,368
Federal National Mortgage Association            01/06/05       2.240          3,950,000      3,948,770
Federal National Mortgage Association            01/10/05       2.250          1,495,000      1,494,158
Federal National Mortgage Association            01/11/05       2.250          2,250,000      2,248,593
Federal National Mortgage Association            01/12/05       2.250          2,140,000      2,138,528
Federal National Mortgage Association            01/13/05       2.240          3,980,000      3,977,027
Federal National Mortgage Association            01/14/05       2.220            600,000        599,519
Federal National Mortgage Association            01/14/05       2.220          2,280,000      2,278,172
                                                                                           ------------
                         TOTAL U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS--100.11%
                                                                      (Cost $30,025,386)     30,025,386
                                          LIABILITIES IN EXCESS OF OTHER ASSETS--(0.11)%        (33,932)
                                                                                           ------------
                                                                     NET ASSETS--100.00%   $ 29,991,454
                                                                                           ============

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

MONEY MARKET PORTFOLIO

ASSETS
Investments in securities, at value (Cost $30,025,386)              $      30,025,386
Cash and cash equivalents                                                       4,750
Prepaid expenses                                                                9,551
Receivable for:
  Capital stock sold                                                              790
  Expense reimbursement                                                         6,782
                                                                    -----------------
                                                     TOTAL ASSETS          30,047,259
                                                                    -----------------
LIABILITIES
  Capital stock reacquired                                                     14,095
  Payable to investment advisor for fund expenses                              18,620
Accrued:
  Investment advisory fee                                                      12,631
  Service fee                                                                   6,316
Other liabilities                                                               4,143
                                                                    -----------------
                                                TOTAL LIABILITIES              55,805
                                                                    -----------------
                                                       NET ASSETS   $      29,991,454
                                                                    =================

The components of net assets:
  Capital paid-in                                                   $      29,991,454
                                                                    -----------------
Net Assets                                                          $      29,991,454
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                              29,991,454
                                                                    =================

NET ASSET VALUE PER SHARE                                           $            1.00
                                                                    =================
Shares Authorized                                                       1,050,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

MONEY MARKET PORTFOLIO

INVESTMENT INCOME
Interest                                                            $         375,869
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME             375,869
                                                                    -----------------
EXPENSES
Investment advisory fees                                                      138,750
Service fees                                                                   69,375
Professional fees                                                               5,986
Custody and transaction fees                                                   10,844
Directors fees and expenses                                                    2,931
Insurance expense                                                               4,452
                                                                    -----------------
                                                   TOTAL EXPENSES             232,338
                                         LESS EXPENSES REIMBURSED             (76,972)
                                                                    -----------------
                                                     NET EXPENSES             155,366
                                                                    -----------------
INVESTMENT INCOME--NET                                                        220,503
                                                                    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $         220,503
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

MONEY MARKET PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                         2004              2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment income--net                                      $       220,503   $       105,006

     DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                             (220,503)         (105,006)

     CAPITAL SHARE TRANSACTIONS--Net                                     11,594,629          (258,544)
                                                                    ---------------   ---------------
     TOTAL INCREASE (DECREASE)                                           11,594,629          (258,544)
     NET ASSETS
        Beginning of year                                                18,396,825        18,655,369
                                                                    ---------------   ---------------
        End of year                                                 $    29,991,454   $    18,396,825
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

MONEY MARKET PORTFOLIO

                                                                                          YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------------------------
                                                                            2004        2003        2002        2001        2000
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, Beginning of Year                                  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
     Investment income--net                                                   0.01        0.01        0.01        0.03        0.05
                                                                         ---------   ---------   ---------   ---------   ---------
                                      Total from investment operations        0.01        0.01        0.01        0.03        0.05
     Less distributions from
       Investment income--net                                                (0.01)      (0.01)      (0.01)      (0.03)      (0.05)
                                                                         ---------   ---------   ---------   ---------   ---------
                                                   Total distributions       (0.01)      (0.01)      (0.01)      (0.03)      (0.05)
                                                                         ---------   ---------   ---------   ---------   ---------
     Net Asset Value, End of Year                                        $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                                         =========   =========   =========   =========   =========
     Total return                                                             0.77%       0.54%       0.97%       3.07%       5.51%
                                                                         =========   =========   =========   =========   =========
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                             $  29,991   $  18,397   $  18,655   $  13,589   $   6,824
     Ratio of expenses with reimbursement to average net assets (1)           0.56%       0.56%       0.68%       0.87%       0.87%
     Ratio of expenses without reimbursement to average net assets            0.84%       0.88%       0.92%       1.03%       1.18%
     Ratio of net investment income to average net assets                     0.80%       0.54%       0.97%       2.82%       5.37%

(1) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.56% on the Money Market Portfolio.

See notes to financial statements.

AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO

MANAGER DISCUSSION

The Government Bond Portfolio seeks to provide current income, liquidity, and safety of principal through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. For the twelve months ended December 31, 2004, the portfolio provided a total return of 1.72% (after portfolio charges but before product-specific charges).

With expectations of rising Treasury rates, the Portfolio was positioned with shorter maturities and duration than its index. While this positioning contributed to performance as rates rose earlier in the year, the Portfolio underperformed as a slower-than-expected economy eased interest rate concerns. Performance of longer-dated securities far surpassed intermediate and shorter positions.

It is unusual for the short and longer ends of the yield curve to diverge as much as they did in 2004. Two-year yields rose 120 basis points and five-year yields rose 40 basis points over the last twelve months. Meanwhile, ten-year yields fell 7 basis points and long bond yields fell 25 basis points over the same period. Generally, while short rates rose in response to five consecutive tightenings by the Federal Open Market Committee, longer rates did not respond similarly to factors including economic growth and widening federal deficits. Large foreign inflows continued to support bond prices, and inflation expectations remained constrained, even in light of rising energy and import prices.

Because the yield curve is much flatter now than a year ago, further Fed tightenings of short rates may result in corresponding increases in longer bond yields. Large trade deficits, suggesting a weaker dollar, should slow the rate of foreign investments, potentially weakening demand, and thus price support, for Treasury bonds. Our expectation is for rates to trend gradually upward over the next 12 to 18 months.

Going forward, we will seek to identify issues offering the most favorable risk/reward scenario given the interest rate environment over the coming year. We expect the agency and mortgage markets to outperform Treasuries over the next twelve months. While Freddie Mac and Fannie Mae remain under headline risk regarding accounting issues, there should be no effect on the credit standing of agency-insured mortgage issues.

Respectfully,

Anne M. LeMire, CPA, CFA
Portfolio Manager, Government Bond Portfolio

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GOVERNMENT BOND PORTFOLIO
                AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

AVERAGE ANNUAL RETURNS
(Inception Date - May 1, 2000)

FROM INCEPTION  5.86%
1 YEAR          1.72%

              GOVERNMENT BOND PORTFOLIO  LIPPER GENERAL U.S. GOVERNMENT FUND INDEX
  5/1/2000                     $ 10,000                                   $ 10,000
 6/30/2000                     $ 10,621                                   $ 10,190
12/31/2000                     $ 10,829                                   $ 10,959
 6/30/2001                     $ 11,246                                   $ 11,211
12/31/2001                     $ 11,622                                   $ 11,691
 6/30/2002                     $ 12,065                                   $ 12,127
12/31/2002                     $ 12,578                                   $ 12,857
 6/30/2003                     $ 12,924                                   $ 13,182
12/31/2003                     $ 12,826                                   $ 13,079
 6/30/2004                     $ 12,826                                   $ 13,066
12/31/2004                     $ 13,047                                   $ 13,517

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Government Bond Portfolios performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Companys variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolios shares are available exclusively as a funding vehicle for American Nationals variable life insurance policies and variable annuity contracts.

[CHART]

            GOVERNMENT BOND PORTFOLIO SECTOR WEIGHTINGS

Materials               4.60%
Cash and Other Assets   9.70%
Government             85.70%

SCHEDULE OF INVESTMENTS  December 31, 2004

GOVERNMENT BOND PORTFOLIO

                                                              INTEREST/
                                                 MATURITY       STATED         FACE
                                                   DATE        RATE (%)       AMOUNT          VALUE
CORPORATE BONDS

METALS & MINING--4.60%
Carpenter Technology Corporation                 05/15/13           6.625   $    500,000   $    519,592
                                                                                           ------------
                                                            TOTAL CORPORATE BONDS--4.60%
                                                                         (Cost $499,745)        519,592
                                                                                           ------------
U S GOVERNMENT AGENCY AND U S GOVERNMENT SECURITIES
U S GOVERNMENT AGENCY SECURITIES--35.95%
Federal Home Loan Bank                           03/06/06           5.125        235,000        240,519
Federal Home Loan Bank                           06/15/06           1.875        500,000        491,199
Federal Home Loan Bank                           02/15/07           7.250        200,000        216,047
Federal Home Loan Mortgage Corporation           11/15/05           2.125        600,000        595,627
Federal Home Loan Mortgage Corporation           07/15/06           5.500        200,000        206,971
Federal Home Loan Mortgage Corporation           03/16/07           2.700        325,000        320,913
Federal Home Loan Mortgage Corporation           08/03/07           3.750        250,000        250,339
Federal Home Loan Mortgage Corporation           03/15/08           2.750        304,000        297,252
Federal National Mortgage Association            05/02/06           5.500        650,000        669,280
Federal National Mortgage Association            01/02/07           4.750        300,000        307,682
Federal National Mortgage Association            01/15/07           5.000        450,000        465,181
                                                                                           ------------
                                                                                              4,061,010
                                                                                           ------------
U S GOVERNMENT SECURITIES--49.76%
U S Treasury Bonds                               11/15/13           4.250        817,000        822,138
U S Treasury Notes                               07/15/06           7.000        500,000        530,117
U S Treasury Notes                               11/15/06           2.625      1,500,000      1,488,926
U S Treasury Notes                               11/15/06           3.500        650,000        655,485
U S Treasury Notes                               08/15/08           3.250        250,000        248,838
U S Treasury Notes                               11/15/08           4.750        500,000        523,692
U S Treasury Notes                               02/15/11           5.000        353,000        375,517
U S Treasury Notes                               02/15/14           4.000        991,000        977,335
                                                                                           ------------
                                                                                              5,622,048
                                                                                           ------------
                       TOTAL U S GOVERNMENT AGENCY and U S GOVERNMENT SECURITIES--85.71%
                                                                       (Cost $9,739,229)      9,683,058
                                                                                           ------------
U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCIES--7.96%
Federal Home Loan Mortgage Corporation           01/11/05           2.190        900,000        899,452
                                                                                           ------------
                           TOTAL U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS--7.96%
                                                                         (Cost $899,452)        899,452
                                                                                           ------------
                                                               TOTAL INVESTMENTS--98.27%
                                                                      (Cost $11,138,426)     11,102,102
                                          CASH AND OTHER ASSETS, LESS LIABILITIES--1.73%        195,989
                                                                                           ------------
                                                                     NET ASSETS--100.00%   $ 11,298,091
                                                                                           ============

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

GOVERNMENT BOND PORTFOLIO

ASSETS
Investments in securities, at value (Cost $11,138,426)              $      11,102,102
Cash and cash equivalents                                                     104,736
Prepaid expenses                                                                2,988
Receivable for:
  Interest                                                                    109,405
  Expense reimbursement                                                           147
                                                                    -----------------
                                                     TOTAL ASSETS          11,319,378
                                                                    -----------------
LIABILITIES
  Capital stock reaquired                                                          94
  Payable to investment advisor for fund expenses                              11,007
Accrued:
  Investment advisory fee                                                       4,774
  Service fee                                                                   2,387
Other liabilities                                                               3,025
                                                                    -----------------
                                                TOTAL LIABILITIES              21,287
                                                                    -----------------
                                                       NET ASSETS   $      11,298,091
                                                                    =================
The components of net assets:
  Capital paid-in                                                   $      11,363,162
  Undistributed net investment income                                             489
  Accumulated net realized loss on investments                                (29,236)
  Net unrealized depreciation of investments                                  (36,324)
                                                                    -----------------
Net Assets                                                          $      11,298,091
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                              10,862,410
                                                                    =================
NET ASSET VALUE PER SHARE                                           $            1.04
                                                                    =================
Shares Authorized                                                          30,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

GOVERNMENT BOND PORTFOLIO

INVESTMENT INCOME
Interest                                                            $         334,737
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME             334,737
                                                                    -----------------
EXPENSES
Investment advisory fees                                                       54,356
Service fees                                                                   27,178
Professional fees                                                               5,986
Custody and transaction fees                                                    5,091
Directors fees and expenses                                                    2,931
Registration fees                                                                 444
Insurance expense                                                               1,775
                                                                    -----------------
                                                   TOTAL EXPENSES              97,761
                                         LESS EXPENSES REIMBURSED             (59,714)
                                                                    -----------------
                                                     NET EXPENSES              38,047
                                                                    -----------------
INVESTMENT INCOME (LOSS)--NET                                                 296,690
                                                                    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                            (29,236)
  Change in unrealized depreciation of investments                            (95,933)
                                                                    -----------------
NET LOSS ON INVESTMENTS                                                      (125,169)
                                                                    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $         171,521
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

GOVERNMENT BOND PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                         2004              2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment income--net                                      $       296,690   $       306,939
        Net realized gain (loss) on investment                              (29,236)          311,483
        Change in unrealized depreciation                                   (95,933)         (417,507)
                                                                    ---------------   ---------------
        Net increase in net assets resulting from operations                171,521           200,915

     DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                             (297,140)         (306,636)
        Capital gains                                                            --          (311,471)
                                                                    ---------------   ---------------
     Total distributions to shareholders                                   (297,140)         (618,107)

     CAPITAL SHARE TRANSACTIONS--Net                                        189,751         3,294,204
                                                                    ---------------   ---------------
     TOTAL INCREASE                                                          64,132         2,877,012

     NET ASSETS
        Beginning of year                                                11,233,959         8,356,947
                                                                    ---------------   ---------------
        End of year                                                 $    11,298,091   $    11,233,959
                                                                    ===============   ===============
     Undistributed Net Investment Income                            $           489   $           927
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

GOVERNMENT BOND PORTFOLIO

                                                                                                               PERIOD FROM
                                                                                                             MAY 1, 2000 (1)
                                                                                                                   TO
                                                                         YEAR ENDED DECEMBER 31,               DECEMBER 31,
                                                              --------------------------------------------   ---------------
                                                                2004       2003        2002        2001          2000
                                                              ---------  ---------   ---------   ---------   ---------------
     Net Asset Value, Beginning of Year                       $    1.05  $    1.09   $    1.05   $    1.04   $          1.00
     Investment income--net                                        0.03       0.03        0.04        0.07              0.04
     Net realized and unrealized gain (loss) on investments
       during the year                                            (0.01)     (0.01)       0.04        0.01              0.04
                                                              ---------  ---------   ---------   ---------   ---------------
                           Total from investment operations        0.02       0.02        0.08        0.08              0.08
     Less distributions from
       Investment income--net                                     (0.03)     (0.03)      (0.04)      (0.07)            (0.04)
       Capital gains                                                 --      (0.03)         --          --                --
                                                              ---------  ---------   ---------   ---------   ---------------
                                        Total distributions       (0.03)     (0.06)      (0.04)      (0.07)            (0.04)
                                                              ---------  ---------   ---------   ---------   ---------------
     Net Asset Value, End of Year                             $    1.04  $    1.05   $    1.09   $    1.05   $          1.04
                                                              =========  =========   =========   =========   ===============
     Total return                                                  1.72%      1.97%       8.22%       7.33%             8.29%**
                                                              =========  =========   =========   =========   ===============
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                  $  11,298  $  11,234   $   8,357   $   6,161   $         5,447
     Ratio of expenses with reimbursement to average
       net assets (2)                                              0.35%      0.35%       0.35%       0.64%             0.80%*
     Ratio of expenses without reimbursement to average
       net assets                                                  0.90%      0.93%       0.95%       1.04%             0.96%*
     Ratio of net investment income to average net assets          2.73%      3.02%       4.59%       6.26%             6.21%*
     Portfolio turnover rate                                      65.14%     87.12%      72.41%      22.68%             7.82%

*    Ratios Annualized
**   Returns are not annualized
(1)  Commencement of operations.
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.35% on the Government Bond Portfolio.

See notes to financial statements.

AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO

MANAGER DISCUSSION

After a rousing performance in 2003, the Small-Cap/Mid-Cap Portfolio struggled for much of 2004 before recovering in the 4th quarter. By year-end, the Small-Cap/Mid-Cap Portfolio had returned 8.33% (after portfolio expenses, but before product-specific charges), as compared with price only returns of 8.99% for the S&P 500 and 8.59% for NASDAQ.

The first three quarters of the year featured many investors locking in profits from the generally good stock market results from 2003. The backdrop of the presidential election and its negative political rhetoric contributed to investor unease and, most importantly, there was continuing concern that the Federal Reserve Board was intent on raising interest rates.

Results for the Small-Cap/Mid-Cap Portfolio were helped by strong showings in such diverse issues as Chicago Mercantile Exchange, Google, Kinetic Concepts, 51 JOBS and XM Satellite Radio. As the Small-Cap/Mid-Cap Portfolio is a more aggressive investment option, reliance is placed on stocks offering what we consider to be outsized growth opportunities. These momentum type stocks failed to offer the upside they exhibited in 2003; thus portfolio returns were more muted. With the Fed continuing to raise rates in the new year, stock selection will remain critical.

Our emphasis has broadened considerably from the high tech days of 2000. We now have positions in financially oriented companies such as First Marblehead, Eaton Vance and Greenhill & Co. We also have holdings in natural resource companies such as Cleveland Cliffs, Fording Canadian Coal Trust and Cameco. Consumer issues have a place with United Natural Foods, Hansen Natural and Wynn Resorts. We continue to participate in technology, with notable examples being F5 Networks, Google, Marvell, Essex and Intuitive Surgical.

Our mission remains to provide long-term capital growth by investing primarily in the stocks of small to medium-sized companies. We plan on maintaining our tradition of offering investors an aggressive investing approach, coupled with prudent diversification, as we seek to benefit from appealing growth situations in the stock market.

Whatever the market has in store for 2005, you have our continued pledge to work on your behalf toward the goal of delivering attractive long-term returns.

Sincerely,

Ned Moore
Andrew R. Duncan, CFA
Portfolio Managers, Small-Cap/Mid-Cap Portfolio

[CHART]

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SMALL-CAP/MID-CAP
                                   PORTFOLIO,
                THE LIPPER SMALL-CAP GROWTH INDEX AND THE NASDAQ

AVERAGE ANNUAL RETURNS
(Inception Date - May 1, 2000)

FROM INCEPTION  (25.06)%
1YEAR           8.33%

        SMALL-CAP/MID-CAP PORTFOLIO       NASDAQ    LIPPER SMALL-CAP GROWTH INDEX
  5/1/2000                 $ 10,000     $ 10,000                         $ 10,000
 6/30/2000                 $ 10,700     $  8,673                         $ 10,800
12/31/2000                 $  6,600     $  5,402                         $  8,879
 6/30/2001                 $  3,900     $  4,726                         $  8,404
12/31/2001                 $  3,000     $  4,265                         $  7,747
 6/30/2002                 $  1,600     $  3,200                         $  6,589
12/31/2002                 $  1,300     $  2,920                         $  5,593
 6/30/2003                 $  1,900     $  3,549                         $  6,641
12/31/2003                 $  2,400     $  4,381                         $  8,097
 6/30/2004                 $  2,300     $  4,304                         $  8,375
12/31/2004                 $  2,600     $  4,572                         $  8,971

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The Small-Cap/Mid-Cap Portfolios performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Companys variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolios shares are available exclusively as a funding vehicle for American Nationals variable life insurance policies and variable annuity contracts.

[CHART]

                  SMALL-CAP/MID-CAP PORTFOLIO SECTOR WEIGHTINGS

Cash and Other Assets           0.26%
Telecommunication Services      1.45%
Consumer Staples                2.44%
Utilities                       2.93%
Materials                       4.98%
Consumer Discretionary          8.62%
Healthcare                     11.88%
Industrials                    14.32%
Financials                     14.48%
Information Technology         38.64%

SCHEDULE OF INVESTMENTS  December 31, 2004

SMALL-CAP/MID-CAP PORTFOLIO

                                                                          SHARES          VALUE
COMMON STOCK

AEROSPACE & DEFENSE--4.97%
Armor Holdings, Incorporated *                                                  600   $        28,212
L-3 Communicatons Holdings, Incorporated                                        800            58,592
United Defense Industries, Incorporated *                                     1,600            75,600
                                                                                      ---------------
                                                                                              162,404

BANKS--1.79%
Greenhill & Company, Incorporated *                                             300             8,610
Investors Financial Services Corporation *                                    1,000            49,980
                                                                                      ---------------
                                                                                               58,590

BIOTECHNOLOGY--0.44%
Given Imaging Limited *                                                         400            14,364

CHEMICALS--0.83%
W.R. Grace & Company *                                                        2,000            27,220

COMMERCIAL SERVICES & SUPPLIES--6.19%
51job, Incorporated ADR *                                                     2,000           103,940
Mine Safety Appliances Company                                                  700            35,490
Monster Worldwide Incorporated *                                                500            16,820
Universal Technical Institute Incorporated *                                  1,200            45,744
                                                                                      ---------------
                                                                                              201,994

COMMUNICATIONS EQUIPMENT--3.58%
Laboratory Corporation of America Holdings *                                  1,000            49,820
Tessera Technologies Incorporated *                                           1,800            66,978
                                                                                      ---------------
                                                                                              116,798

COMPUTERS & PERIPHERALS--2.78%
Cree, Incorporated *                                                          1,200            48,096
Synaptics Incorporated *                                                      1,400            42,812
                                                                                      ---------------
                                                                                               90,908

CONSTRUCTION & ENGINEERING--1.40%
Levitt Corporation *                                                          1,500            45,855

CONTAINERS & PACKAGING--1.62%
Ball Corporation                                                              1,200            52,776

DIVERSIFIED FINANCIALS--10.51%
Advance America Cash Advance Centers Incorporated *                           1,000            22,900
AmeriCredit Corporation *                                                       400             9,780
Chicago Mercantile Exchange (The)                                               600           137,220
Eaton Vance Corporation                                                       1,600            83,440
SEI Investments Company                                                       1,100            46,123
T Rowe Price Group Incorporated                                                 700            43,540
                                                                                      ---------------
                                                                                              343,003

ELECTRIC UTILITIES--2.93%
AES Corporation (The) *                                                       7,000            95,690

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.36%
Essex Corporation *                                                           2,200            44,550

FOOD PRODUCTS--2.44%
Bunge Limited                                                                 1,400            79,814

HEALTH CARE EQUIPMENT & SUPPLIES--8.60%
Biosite Incorporated *                                                        1,000            61,540
Foxhollow Technologies Incorporated *                                         1,800            44,262
Intuitive Surgical, Incorporated *                                            1,700            68,034
Kinetic Concepts, Incorporated *                                              1,400           106,820
                                                                                      ---------------
                                                                                              280,656

HEALTH CARE PROVIDERS & SERVICES--2.25%
Eclipsys Corporation *                                                        3,600   $        73,548

HOTELS, RESTAURANTS & LEISURE--2.67%
Starbucks Corporation *                                                       1,400            87,304

INFORMATION TECHNOLOGY CONSULTING & SERVICES--3.22%
Alliance Data Systems Corporation *                                             700            33,236
Cognizant Technology Solutions (Class A) *                                    1,700            71,961
                                                                                      ---------------
                                                                                              105,197

INTERNET & CATALOG RETAIL--2.72%
Shanda Interactive Entertainment Limited ADR *                                1,900            80,750
Stamps.com Incorporated *                                                       500             7,920
                                                                                      ---------------
                                                                                               88,670

INTERNET SOFTWARE & SERVICES--15.51%
Ariba, Incorporated *                                                         1,000            16,600
Digital River, Incorporated *                                                 1,800            74,898
F5 Networks, Incorporated *                                                   1,400            68,208
Google Incorporated (Class A) *                                                 700           135,170
VeriSign, Incorporated *                                                      2,200            73,744
Websense, Incorporated *                                                      1,600            81,152
Yahoo! Incorporated *                                                         1,500            56,520
                                                                                      ---------------
                                                                                              506,292

MACHINERY--1.75%
Ceradyne, Incorporated *                                                      1,000            57,210

MEDIA--3.23%
XM Satellite Radio Holdings Incorporated (Class A) *                          2,800           105,336

PAPER & FOREST PRODUCTS--2.53%
Plum Creek Timber Company, Incorporated                                       2,150            82,646

PHARMACEUTICALS--0.60%
Bone Care International, Incorporated *                                         700            19,495

REAL ESTATE--2.18%
HouseValues, Incorporated *                                                     700            10,514
SL Green Realty Corporation                                                   1,000            60,550
                                                                                      ---------------
                                                                                               71,064

SEMICONDUCTOR EQUIPMENT & PRODUCTS--6.79%
Marvell Technology Group Limited *                                            3,400           120,598
Rambus Incorporated *                                                         1,000            23,000
Sigmatel Incorporated *                                                       1,200            42,636
Silicon Laboratories Incorporated *                                           1,000            35,310
                                                                                      ---------------
                                                                                              221,544

SOFTWARE--5.40%
Cogent Incorporated *                                                         2,800            92,400
CryptoLogic Incorporated                                                      2,000            49,900
NAVTEQ Corporation *                                                            300            13,908
NDS Group plc ADR *                                                             200             6,816
TIBCO Software Incorporated *                                                 1,000            13,340
                                                                                      ---------------
                                                                                              176,364

WIRELESS TELECOMMUNICATIONS--1.45%
NII Holdings Incorporated (Class B) *                                         1,000            47,450
                                                                                      ---------------
                                                         TOTAL COMMON STOCK--99.74%
                                                                  (Cost $2,657,938)         3,256,742
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--0.26%             8,368
                                                                                      ---------------
                                                                NET ASSETS--100.00%   $     3,265,110
                                                                                      ===============

ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

SMALL-CAP/MID-CAP PORTFOLIO

ASSETS
Investments in securities, at value (Cost $2,657,938)               $       3,256,742
Cash and cash equivalents                                                      10,106
Prepaid expenses                                                                  965
Receivable for:
  Investment securities sold                                                   44,672
  Dividends                                                                       765
  Expense reimbursement                                                         5,898
                                                                    -----------------
                                                     TOTAL ASSETS           3,319,148
                                                                    -----------------
LIABILITIES
  Investment securites purchased                                               39,137
  Capital stock reaquired                                                          61
  Payable to investment advisor for fund expenses                               7,735
Accrued:
  Investment advisory fee                                                       3,374
  Service fee                                                                     675
Other liabilities                                                               3,056
                                                                    -----------------
                                                TOTAL LIABILITIES              54,038
                                                                    -----------------
                                                       NET ASSETS   $       3,265,110
                                                                    =================
The components of net assets:
  Capital paid-in                                                   $       4,757,708
  Undistributed net investment income                                              --
  Accumulated net realized loss on investments                             (2,091,402)
  Net unrealized appreciation of investments                                  598,804
                                                                    -----------------
Net Assets                                                          $       3,265,110
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                              12,431,965
                                                                    =================
NET ASSET VALUE PER SHARE                                           $            0.26
                                                                    =================
Shares Authorized                                                          30,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

SMALL-CAP/MID-CAP PORTFOLIO

INVESTMENT INCOME
Dividends                                                           $          20,520
Interest                                                                          262
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME              20,782
                                                                    -----------------
EXPENSES
Investment advisory fees                                                       34,257
Service fees                                                                    6,851
Professional fees                                                               5,986
Custody and transaction fees                                                   38,331
Directors fees and expenses                                                    2,931
Registration fees                                                                 135
Insurance expense                                                                 726
                                                                    -----------------
                                                   TOTAL EXPENSES              89,217
                                         LESS EXPENSES REIMBURSED             (58,488)
                                                                    -----------------
                                                     NET EXPENSES              30,729
                                                                    -----------------
INVESTMENT INCOME (LOSS)--NET                                                  (9,947)
                                                                    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment                                             (36,783)
  Change in unrealized appreciation of investments                            364,090
                                                                    -----------------
NET GAIN ON INVESTMENTS                                                       327,307
                                                                    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $         317,360
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

SMALL-CAP/MID-CAP PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                         2004              2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment loss--net                                        $        (9,947)  $       (13,230)
        Net realized loss on investment                                     (36,783)       (1,174,493)
        Change in unrealized appreciation                                   364,090         1,917,598
                                                                    ---------------   ---------------
        Net increase in net assets resulting from operations                317,360           729,875

     CAPITAL SHARE TRANSACTIONS--Net                                        610,673           863,499
                                                                    ---------------   ---------------
     TOTAL INCREASE                                                         928,033         1,593,374

     NET ASSETS
        Beginning of year                                                 2,337,077           743,703
                                                                    ---------------   ---------------
        End of year                                                 $     3,265,110   $     2,337,077
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

SMALL-CAP/MID-CAP PORTFOLIO

                                                                                                                 PERIOD FROM
                                                                                                               MAY 1, 2000 (1)
                                                                                                                     TO
                                                                         YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                                              ---------------------------------------------    ---------------
                                                                2004        2003        2002        2001            2000
                                                              ---------   ---------   ---------   ---------    ---------------
     Net Asset Value, Beginning of Year                       $    0.24   $    0.13   $    0.30   $    0.66    $          1.00
     Investment loss--net                                            --          --          --          --              (0.01)
     Net realized and unrealized gain (loss)
       on investments during the year                              0.02        0.11       (0.17)      (0.36)             (0.33)
                                                              ---------   ---------   ---------   ---------    ---------------
                           Total from investment operations        0.02        0.11       (0.17)      (0.36)             (0.34)
                                                              ---------   ---------   ---------   ---------    ---------------
     Net Asset Value, End of Year                             $    0.26   $    0.24   $    0.13   $    0.30    $          0.66
                                                              =========   =========   =========   =========    ===============
     Total return                                                  8.33%      84.62%     (56.67)%    (54.55)%           (34.00)%**
                                                              =========   =========   =========   =========    ===============
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                  $   3,265   $   2,337   $     744   $   1,051    $         1,833
     Ratio of expenses with reimbursement to average
       net assets (2)                                              1.12%       1.12%       1.30%       1.50%              1.50%*
     Ratio of expenses without reimbursement to average
       net assets                                                  3.25%       3.05%       3.10%       2.82%              2.00%*
     Ratio of net investment loss to average net assets           (0.36)%     (0.94)%     (0.83)%     (0.56)%            (1.19)%*
     Portfolio turnover rate                                     448.28%     222.29%       6.69%      16.23%              2.67%

*    Ratios Annualized
**   Returns are not annualized
(1)  Commencement of operations.
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to and 1.12% on the Small-Cap/Mid-Cap Portfolio.

See notes to financial statements.

AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO

MANAGER DISCUSSION

The High Yield Bond Portfolio seeks to provide a high level of current income through investment in a diversified portfolio of medium and lower grade domestic corporate debt securities. For the year ended December 31, 2004, the fund produced a total return of 11.61% (after portfolio expenses, but before product-specific charges).

Notable positive performance was realized from our equity position in K-Mart, securities acquired in exchange for bonds through a corporate restructuring. Other significant performance contributions came from holdings in AK Steel, Charter Communications, and LaBranche & Company as well. Performance was negatively impacted, however, by our position in Winn-Dixie.

Following the impressive over 25% return of the high yield bond market in 2003, this asset class has again outperformed many other investment alternatives, including equities, Treasuries, and investment-grade corporate bonds by a healthy margin in 2004. As in 2003, performance in the high yield market was led by lower rated credits (Ca and below), but by a lower margin than last year.

Improving credit trends, declining default rates, and low equity volatility have contributed to historically tight credit spreads in the high yield market. Spreads over Treasuries currently average 361 basis points for the market as a whole, nearly 200 basis points inside the 559 basis point long-term historical average. The improvement of rating agencies upgrade-to-downgrade ratio that began in 2003 continued into 2004. The upgrade-to-downgrade ratio in 2004 was
0.76 upgrades for each downgrade, compared to 0.49 to 1 in 2003. Since low interest rates and strong cash inflows into the high yield market have allowed many of the markets riskier issuers to refinance debt at lower rates and extend out near-term maturities, thus improving credit fundamentals, we expect this trend to continue in 2005.

Although we expect that rising interest rates will dampen performance of high yield bonds in 2005, we continue to have a positive view on the asset class, as improved fundamentals, a growing economy, and low default rates limit downside risk. High yield bonds offer lower sensitivity to interest rate changes and are more highly correlated with the S&P 500 than the investment-grade bond universe. However, historically low credit spreads and yields heighten the markets vulnerability to interest rate and event risk, and the narrow spread between yields of BB and B issues has eliminated the benefit of additional risk in most cases. We believe opportunity in the market will come primarily from careful credit selection, rather than increased risk profiles or curve positioning.

Our portfolio strategy remains focused on the higher quality end of the high-yield spectrum. The portfolio maintains a BB average rating, with a key goal of identifying issues whose financial conditions indicate potential for improvement.

Respectfully,

Anne M. LeMire, CPA, CFA
Portfolio Manager, American National High Yield Bond Portfolio

[CHART]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN HIGH YIELD BOND PORTFOLIO
                AND THE LIPPER HIGH CURRENT YIELD BOND FUND INDEX

AVERAGE ANNUAL RETURNS
(Inception Date - May 1, 2000)

FROM INCEPTION       5.86%
1 YEAR              11.61%

              HIGH YIELD BOND PORTFOLIO       LIPPER HIGH CURRENT YIELD BOND FUND INDEX
  5/1/2000                  $    10,000                                     $    10,000
 6/30/2000                  $    10,000                                     $    10,004
12/31/2000                  $    10,100                                     $     9,208
 6/30/2001                  $    10,419                                     $     9,221
12/31/2001                  $    10,152                                     $     9,113
 6/30/2002                  $     9,916                                     $     8,638
12/31/2002                  $     9,868                                     $     8,893
 6/30/2003                  $    11,149                                     $    10,293
12/31/2003                  $    11,691                                     $    11,237
 6/30/2004                  $    12,234                                     $    11,394
12/31/2004                  $    13,048                                     $    12,400

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The High Yield Bond Portfolios performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Companys variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolios shares are available exclusively as a funding vehicle for American Nationals variable life insurance policies and variable annuity contracts.

[CHART]

                   HIGH YIELD BOND PORTFOLIO SECTOR WEIGHTINGS

Financials                    2.15%
Consumer Staples              3.41%
Energy                        3.81%
Utilities                     4.10%
Telecommunication Services    7.10%
Information Technology        7.39%
Industrials                   7.70%
Cash and Other Assets        17.85%
Materials                    18.63%
Consumer Discretionary       27.86%

SCHEDULE OF INVESTMENTS  December 31, 2004

HIGH YIELD BOND PORTFOLIO

                                                                INTEREST/
                                                 MATURITY         STATED        FACE
                                                   DATE          RATE (%)      AMOUNT          VALUE
CORPORATE BONDS

AUTO COMPONENTS--3.57%
Dura Operating Corporation                       05/01/09           9.000   $  1,000,000   $    990,000

CHEMICALS--3.81%
Lyondell Chemical Company                        05/01/09          10.875      1,000,000      1,057,500

CONSTRUCTION & ENGINEERING--4.18%
Standard Pacific Corporation                     04/15/12           9.250      1,000,000      1,160,000

CONTAINERS & PACKAGING--3.88%
Ball Corporation                                 12/15/12           6.875      1,000,000      1,075,000

DIVERSIFIED FINANCIALS--2.09%
GATX Capital Corporation                         06/01/09           8.875        500,000        579,729

DIVERSIFIED TELECOMMUNICATION SERVICES--3.36%
Charter Communications Holdings (a)              01/15/10           0.000      1,000,000        932,500

ELECTRIC UTILITIES--4.10%
AES Corporation (The)                            06/01/09           9.500      1,000,000      1,137,500

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.70%
Flextronics International LTD                    05/15/13           6.500      1,000,000      1,025,000

ENERGY EQUIPMENT & SERVICE--3.81%
PSEG Energy Holdings                             04/16/07           7.750      1,000,000      1,057,500

FOOD & DRUG RETAILING--3.41%
Winn-Dixie Stores, Incorporated                  04/01/08           8.875      1,000,000        945,000

HOTELS, RESTAURANTS & LEISURE--8.60%
HMH Properties                                   08/01/08           7.875        253,000        259,958
MGM Mirage Incorporated                          02/27/14           5.875      1,000,000        982,500
Starwood Hotels & Resorts Worldwide,
  Incorporated (d)                               05/01/12           7.875      1,000,000      1,142,500
                                                                                           ------------
                                                                                              2,384,958
                                                                                           ------------
HOUSEHOLD DURABLES--3.75%
Toll Corporation                                 05/01/09           8.000      1,000,000      1,040,000

LEISURE EQUIPMENT & PRODUCTS--3.89%
Royal Caribbean Cruises Limited                  12/01/13           6.875      1,000,000      1,080,000

MACHINERY--3.52%
Case New Holland Incorporated (b)                06/01/09           6.000      1,000,000        975,000

MEDIA--4.03%
News America Holdings                            10/17/08           7.375      1,000,000      1,117,587

METALS & MINING--3.67%
AK Steel Corporation                             02/15/09           7.875      1,000,000      1,018,750

PAPER & FOREST PRODUCT--7.26%
Georgia-Pacific Corporation                      05/15/06           7.500      1,000,000      1,047,500
Tembec Industries Incorporated                   03/15/12           7.750      1,000,000        967,500
                                                                                           ------------
                                                                                              2,015,000
                                                                                           ------------
SOFTWARE--3.70%
Unisys Corporation                               04/01/08           7.875      1,000,000      1,025,000

WIRELESS TELECOMMUNICATIONS--3.73%
Nextel Communications, Incorporated              03/15/14           5.950      1,000,000      1,035,000
                                                                                           ------------
                                                           TOTAL CORPORATE BONDS--78.06%
                                                                      (Cost $20,703,953)     21,651,024
                                                                                           ------------
U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS
U S GOVERNMENT AGENCIES--16.70%
Federal Home Loan Bank                           01/26/05           2.240      1,700,000      1,697,355
Federal National Mortgage Association            01/03/05           2.170      1,785,000      1,784,785
Federal National Mortgage Association            01/04/05           2.200      1,150,000      1,149,789
                                                                                           ------------
                          TOTAL U S GOVERNMENT AND AGENCY SHORT-TERM OBLIGATIONS--16.70%
                                                                       (Cost $4,631,929)      4,631,929
                                                                                           ------------

                                                                          SHARES          VALUE
COMMON STOCK

DIVERSIFIED FINANCIALS--0.06%
Leucadia National Corporation (c)                                               251   $        17,439

DIVERSIFIED TELECOMMUNICATION SERVICES--0.01%
XO Communications, Incorporated (c) *                                           975             2,964

MULTI-LINE RETAIL--4.02%
Kmart Holding Corporation (c) *                                              11,250         1,113,187
                                                                                      ---------------
                                                          TOTAL COMMON STOCK--4.09%
                                                                  (Cost $1,875,887)         1,133,590
                                                                                      ---------------
WARRANTS
AUTO COMPONENTS--0.00%
Hayes Lemmerz International Incorporated,
  expiring 06/3/06 (c)                                                        1,123               427
                                                                                      ---------------
                                                              TOTAL WARRANTS--0.00%
                                                                    (Cost $910,767)               427
                                                                                      ---------------
                                                          TOTAL INVESTMENTS--98.85%
                                                                 (Cost $28,122,536)        27,416,970
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--1.15%           320,266
                                                                                      ---------------
                                                                NET ASSETS--100.00%   $    27,737,236
                                                                                      ===============

NOTES TO SCHEDULE OF INVESTMENTS

(a) A security originally issued with a zero coupon that converts to a coupon at a stated date and rate. The interest rate shown represents the yield to maturity rate.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securites may be resold in transactions exempt from registration. At December 31, 2004, the market value of these securities amounted to $975,000 or 3.52% of net assets.

(c)  Security acquired as part of a unit or in exchange for other securites.

(d) The interest rate is redetermined periodically. The interest rate shown is the rate in effect on December 31, 2004.

*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

HIGH YIELD BOND PORTFOLIO

ASSETS
Investments in securities, at value (Cost $28,122,536)              $      27,416,970
Cash and cash equivalents                                                      60,569
Prepaid expenses                                                                7,568
Receivable for:
  Capital stock sold                                                            2,555
  Interest                                                                    286,790
  Expense reimbursement                                                         1,866
                                                                    -----------------
                                                     TOTAL ASSETS          27,776,318
                                                                    -----------------
LIABILITIES
Capital stock reaquired                                                            31
Payable to investment advisor for fund expenses                                17,287
Accrued:
  Investment advisory fee                                                      12,864
  Service fee                                                                   5,847
Other liabilities                                                               3,053
                                                                    -----------------
                                                TOTAL LIABILITIES              39,082
                                                                    -----------------
                                                       NET ASSETS   $      27,737,236
                                                                    =================

The components of net assets:
  Capital paid-in                                                   $      29,093,924
  Undistributed net investment income                                           4,629
  Accumulated net realized loss on investments                               (655,751)
  Net unrealized depreciation of investments                                 (705,566)
                                                                    -----------------
Net Assets                                                          $      27,737,236
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                              30,543,896
                                                                    =================
NET ASSET VALUE PER SHARE                                           $            0.91
                                                                    =================
Shares Authorized                                                          40,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

HIGH YIELD BOND PORTFOLIO

INVESTMENT INCOME
Dividends                                                           $              94
Interest                                                                    1,649,512
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME           1,649,606
                                                                    -----------------
EXPENSES
Investment advisory fees                                                      142,291
Service fees                                                                   64,678
Professional fees                                                               5,986
Custody and transaction fees                                                    7,263
Directors fees and expenses                                                    2,931
Registration fees                                                                 251
Insurance expense                                                               5,158
                                                                    -----------------
                                                   TOTAL EXPENSES             228,558
                                         LESS EXPENSES REIMBURSED             (21,512)
                                                                    -----------------
                                                     NET EXPENSES             207,046
                                                                    -----------------
INVESTMENT INCOME (LOSS)--NET                                               1,442,560
                                                                    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment                                             244,690
  Change in unrealized appreciation of investments                          1,029,686
                                                                    -----------------
NET GAIN ON INVESTMENTS                                                     1,274,376
                                                                    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $       2,716,936
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

HIGH YIELD BOND PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                         2004              2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment income--net                                      $     1,442,560   $     1,374,574
        Net realized gain (loss) on investment                              244,690            (3,708)
        Change in unrealized appreciation                                 1,029,686         2,488,943
                                                                    ---------------   ---------------
        Net increase in net assets resulting from operations              2,716,936         3,859,809

     DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                           (1,442,535)       (1,374,578)
        Capital gains                                                            --           (11,514)
                                                                    ---------------   ---------------
     Total distributions to shareholders                                 (1,442,535)       (1,386,092)

     CAPITAL SHARE TRANSACTIONS--Net                                      2,189,961         1,773,072
                                                                    ---------------   ---------------
     TOTAL INCREASE                                                       3,464,362         4,246,789
     NET ASSETS
        Beginning of year                                                24,272,874        20,026,085
                                                                    ---------------   ---------------
        End of year                                                 $    27,737,236   $    24,272,874
                                                                    ===============   ===============
     Undistributed Net Investment Income                            $         4,629   $         4,604
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

HIGH YIELD BOND PORTFOLIO

                                                                                                                PERIOD FROM
                                                                                                              MAY 1, 2000 (1)
                                                                                                                    TO
                                                                         YEAR ENDED DECEMBER 31,                DECEMBER 31,
                                                              ---------------------------------------------   ---------------
                                                                2004        2003        2002        2001           2000
                                                              ---------   ---------   ---------   ---------   ---------------
     Net Asset Value, Beginning of Year                       $    0.86   $    0.77   $    0.86   $    0.95   $          1.00
     Investment income--net                                        0.05        0.05        0.07        0.09              0.06
     Net realized and unrealized gain (loss)
       on investments during the year                              0.05        0.09       (0.09)      (0.09)            (0.05)
                                                              ---------   ---------   ---------   ---------   ---------------
                           Total from investment operations        0.10        0.14       (0.02)       0.00              0.01
     Less distributions from
       Investment income--net                                     (0.05)      (0.05)      (0.07)      (0.09)            (0.06)
                                                              ---------   ---------   ---------   ---------   ---------------
                                        Total distributions       (0.05)      (0.05)      (0.07)      (0.09)            (0.06)
                                                              ---------   ---------   ---------   ---------   ---------------
     Net Asset Value, End of Year                             $    0.91   $    0.86   $    0.77   $    0.86   $          0.95
                                                              =========   =========   =========   =========   ===============
     Total return                                                 11.61%      18.48%      (2.80)%      0.51%             1.00%**
                                                              =========   =========   =========   =========   ===============
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                  $  27,737   $  24,273   $  20,026   $  20,589   $        20,241
     Ratio of expenses with reimbursement to
       average net assets (2)                                      0.80%       0.80%       0.80%       0.80%             0.80%*
     Ratio of expenses without reimbursement
       to average net assets                                       0.88%       0.90%       0.90%       0.93%             0.88%*
     Ratio of net investment income to average net assets          5.57%       6.13%       7.92%       9.71%             8.87%*
     Portfolio turnover rate                                      29.84%      21.67%       6.28%      12.18%               --

*    Ratios Annualized
**   Returns are not annualized
(1)  Commencement of operations.
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.80% on the High Yield Bond Portfolio.

See notes to financial statements.

AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO

MANAGER DISCUSSION

The International Stock Portfolios objective is to seek long-term growth of capital through investments primarily in the equity securities of established non-U.S. companies. The portfolio is guided by a strategy of investing across the spectrum of Morgan Stanley Capital International--Europe Australia and Far East Index (MSCI EAFE) constituent countries while utilizing a quantitative and qualitative approach to selecting equity securities within the international universe. Equity investments are primarily made through purchases of American Depository Receipts (ADRs) and to a lesser degree, U.S.-listed equity securities of foreign companies.

In 2004, the portfolio produced a return of +14.53% (after portfolio expenses, but before product-specific charges). Over that same time frame the broader international markets, as measured by the MSCI EAFE Index, returned +17.59%. The portfolios performance benefited from strong performance among the smaller of the global equity indices. Austrias ATX Index was the best performing market in the world in 2004, rising 57.4%. Other countries providing strong index returns included Norway up 39.1%, Belgium up 30.7%, Ireland up 26.0%, Denmark up 20.7%, Sweden up 17.6%, and Spain up 17.4%. The larger global indices also posted generally positive results with Japans Nikkei Index returning 7.6%, Germanys
DAX Index up 7.3%, Frances CAC returning 7.4%, and Londons FTSE 100 Index rising 7.5% for the year. The portfolios most favorable positions were centered in the Materials, Energy, Financials, and Utilities sectors. The best performing stocks in the portfolio were Ericsson, a Swedish telecommunications company; Delhaize, a Belgian food retailer; International Power, a United Kingdom electric utility; Fortis, a Belgian insurance company; Norsk Hydro, a Norwegian chemicals company; Telecom Italia, an Italian telecommunications company; Repsol, a Spanish oil and gas company; and Imperial Chemical, a United Kingdom chemicals company.

European stocks rose in 2004 for a second straight year, fueled by rallying small and mid-cap stocks. Thanks to record oil prices, energy stocks boosted many indices. In 2005, analysts again expect modest growth for much of Europe. The U.S. could prove the largest drag to Europe as global equity markets continue to show a trend of increasing correlation in recent years. Should the U.S. economy slow, many fear it will hamper Europes already anemic growth rate of near 1.8% for 2004.

Asian markets reported strong gains in 2004, boosted by foreign capital inflows, strong economic growth, and expectations for a soft landing for Chinas economy. Japan managed a 7.6% gain as its economy teetered on the brink of a downturn. Expectations for a Japanese recovery faded as 2004 progressed as export growth slowed precipitously. Japan is unlikely to resume growth without acceleration in either U.S. or Chinese growth. Chinas Shanghai Index fell 15.2% in 2004 on concerns over corporate governance as well as expectations of decreasing earnings growth as Chinas economy slows. Additionally, Chinese companies remain some of the most expensive in the world, trading at 22 times 2004 earnings estimates on average. New Zealand and Australian indices also provided strong performance with returns of 25.1% and 22.8% respectively.

The International Stock Portfolio is well positioned, in our opinion, for the expected continued slow growth in Europe through exposure to defensive areas of the markets such as Healthcare, Financials, and Energy, while also providing exposure to market sectors that should benefit from continuing global recovery such as Technology and Consumer Cyclicals. We have under-weighted the portfolios exposure to Japanese equities, primarily in the Technology and Financial sectors, and increased the exposure to European markets. The portfolio continues to invest across a broad spectrum of countries while focusing on value-oriented stock picking to provide for future returns.

Sincerely,

Andrew R. Duncan, CFA
Portfolio Manager, American National International Stock Portfolio

[CHART]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN INTERNATIONAL STOCK
                                   PORTFOLIO,
  LIPPER INTERNATIONAL MULTI-CAP CORE FUND INDEX AND THE MSCI EAFE TOTAL RETURN

AVERAGE ANNUAL RETURNS
(Inception Date - May 1, 2000)

FROM INCEPTION     (5.21)%
1 YEAR              8.32%

                                                           LIPPER INTERNATIONAL
           INTERNATIONAL STOCK PORTFOLIO   MSCI EAFE TR    MULTI-CAP CORE FUND INDEX
  5/1/2000                    $   10,000     $   10,000                   $   10,000
 6/30/2000                    $    9,800     $    9,610                   $   10,175
12/31/2000                    $    8,048     $    8,609                   $    9,050
 6/30/2001                    $    6,941     $    7,368                   $    7,916
12/31/2001                    $    6,188     $    6,783                   $    7,301
 6/30/2002                    $    5,782     $    6,689                   $    7,338
12/31/2002                    $    5,008     $    5,720                   $    6,291
 6/30/2003                    $    5,519     $    6,283                   $    6,869
12/31/2003                    $    6,801     $    7,960                   $    8,555
 6/30/2004                    $    7,111     $    8,203                   $    8,896
12/31/2004                    $    7,790     $    9,361                   $   10,199

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE PORTFOLIO AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF ANY AMERICAN NATIONAL INSURANCE COMPANY (AMERICAN NATIONAL) VARIABLE PRODUCT INVESTMENT OPTION CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END, CONTACT AMERICAN NATIONAL AT 1-800-306-2959 OR ASK YOUR REGISTERED REPRESENTATIVE.

The International Stock Portfolios performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. These returns do not reflect the deduction of taxes that a contractowner might pay on a distribution or redemption of Portfolio shares (units). The performance information presented does not include the charges and expenses imposed by American National Insurance Companys variable product. The inclusion of such charges would lower performance. Please refer to the applicable American National variable product prospectus for a complete listing of these expenses. The Portfolios shares are available exclusively as a funding vehicle for American Nationals variable life insurance policies and variable annuity contracts.

It should be noted that the benchmark previously used by the Portfolio was the Lipper International Fund Index. During 2004, Lipper divided that international fund index into indices that focus more on the particular types of investments comprising the various international funds and eliminated the previously named Lipper International Fund Index. Lipper has chosen to categorize these funds by using names such as Lipper International Multi-Cap Core Fund Index, which is the category being used by our International Stock Portfolio.

[CHART]

                 INTERNATIONAL STOCK PORTFOLIO SECTOR WEIGHTINGS

Utilities                        1.21%
Materials                        1.56%
Industrials                      3.10%
Cash and Other Assets            4.95%
Consumer Staples                 5.58%
Information Technology           9.22%
Health Care                     11.37%
Consumer Discretionary          11.79%
Energy                          15.69%
Financials                      16.23%
Telecommunication Services      19.30%

SCHEDULE OF INVESTMENTS  December 31, 2004

INTERNATIONAL STOCK PORTFOLIO

                                                                          SHARES          VALUE
COMMON STOCK (a)

AUSTRALIA--1.59%
Westpac Banking Corporation                                                   1,000   $        75,930

BELGIUM--1.23%
Delhaize Group                                                                  300            22,755
Fortis                                                                        1,300            35,959
                                                                                      ---------------
                                                                                               58,714

DENMARK--1.61%
Novo Nordisk A/S                                                                900            48,834
TDC A/S                                                                       1,300            27,664
                                                                                      ---------------
                                                                                               76,498

FINLAND--1.32%
Nokia Oyj                                                                     4,000            62,680

FRANCE--10.73%
Alcatel SA *                                                                  1,700            26,571
Axa                                                                           2,700            66,825
France Telecom SA                                                             1,700            56,236
Groupe Danone                                                                 2,300            42,412
Sanofi-Aventis                                                                1,933            77,417
Total SA                                                                      2,200           241,648
                                                                                      ---------------
                                                                                              511,109

GERMANY--8.10%
DaimlerChrysler AG                                                            1,300            62,465
Deutsche Bank AG                                                                800            71,208
Deutsche Telekom AG *                                                         3,900            88,452
SAP AG                                                                        1,600            70,736
Siemens AG                                                                    1,100            93,137
                                                                                      ---------------
                                                                                              385,998

GREECE--0.78%
Hellenic Telecommunications Organization SA                                   4,200            36,960

HONG KONG--1.43%
Chartered Semiconductor Manufacturing Limited *                                 200             1,208
Cheung Kong (Holdings) Limited                                                2,500            24,927
Hutchison Whampoa Limited                                                       900            42,119
                                                                                      ---------------
                                                                                               68,254

IRELAND--1.54%
Bank of Ireland                                                               1,100            73,414

ITALY--5.82%
Eni S.p.A                                                                       600            75,504
Luxottica Group S.p.A                                                           800            16,312
SanPaolo IMI S.p.A                                                            1,100            31,537
Telecom Italia S.p.A                                                          3,770           154,080
                                                                                      ---------------
                                                                                              277,433

JAPAN--22.25%
Canon Incorporated                                                            1,800            97,668
Hitachi, Limited                                                                800            55,544
Honda Motor Company, Limited                                                  4,000           104,240
Kirin Brewery Company, Limited                                                2,200            21,780
Matsushita Electric Industrial Company, Limited                               4,200            67,410
Millea Holdings, Incorporated                                                   600            44,765
Mitsubishi Tokyo Financial Group, Incorporated                                9,700            99,134
NEC Corporation                                                               3,000            18,390
Nippon Telegraph And Telephone Corporation                                    6,500           146,575
SONY Corporation                                                              1,800            70,128
TDK Corporation                                                                 200            14,848
Toyota Motor Corporation                                                      3,900           319,293
                                                                                      ---------------
                                                                                            1,059,775

NETHERLANDS--4.34%
ABN AMRO Holding N.V                                                          1,000   $        26,600
Aegon N.V                                                                     1,046            14,341
ING Groep N.V                                                                 1,400            42,350
Koninklijke Ahold N.V. *                                                        612             4,755
Koninklijke (Royal) KPN N.V                                                     917             8,766
Koninklijke (Royal) Philips Electronics N.V                                     900            23,850
Royal Dutch Petroleum Company                                                 1,500            86,070
                                                                                      ---------------
                                                                                              206,732

NORWAY--1.49%
Norsk Hydro ASA                                                                 900            70,848

PORTUGAL--1.20%
EDP--Energias de Portugal, S.A                                                  200             6,046
Portugal Telecom, SGPS, S.A                                                   4,140            50,963
                                                                                      ---------------
                                                                                               57,009

SPAIN--4.75%
Banco Bilbao Vizcaya Argentaria, S.A                                          2,700            47,898
Banco Santander Central Hispano S.A                                           4,000            49,480
Endesa, S.A                                                                     900            20,943
Repsol YPF, S.A                                                               1,100            28,710
Telefonica S.A                                                                1,399            79,043
                                                                                      ---------------
                                                                                              226,074

SWEDEN--0.94%
Telefonaktiebolaget LM Ericsson *                                             1,420            44,716

SWITZERLAND--6.74%
Adecco SA                                                                     1,000            12,650
Nestle SA                                                                     2,000           131,500
Novartis AG                                                                   3,500           176,890
                                                                                      ---------------
                                                                                              321,040

UNITED KINGDOM--19.19%
AstraZeneca PLC                                                               1,800            65,502
BG Group PLC                                                                    800            27,560
BP PLC                                                                        3,900           227,760
BT Group PLC                                                                    900            35,577
Barclays PLC                                                                  1,500            68,520
Cable & Wireless PLC                                                          1,000             6,840
Cadbury Schweppes PLC                                                           500            18,850
GlaxoSmithKline PLC                                                           3,299           156,340
Imperial Chemical Industries PLC                                                200             3,686
International Power PLC *                                                       100             3,055
Shell Transport & Trading Company PLC                                         1,700            87,380
Unilever PLC                                                                    600            23,712
Vodafone Group PLC                                                            6,700           183,446
WPP Group PLC                                                                   100             5,465
                                                                                      ---------------
                                                                                              913,693
                                                                                      ---------------
                                                         TOTAL COMMON STOCK--95.05%
                                                                  (Cost $5,440,326)         4,526,877
                                                                                      ---------------

U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS

                                                                        FACE
                                                                       AMOUNT              VALUE
U S GOVERNMENT AGENCIES--4.20%
Federal Home Loan Mortgage Corporation,
  2.14%, 01/04/05                                                   $       200,000   $       199,964
                                                                                      ---------------
                                                    TOTAL U S GOVERNMENT AND AGENCY
                                                      SHORT-TERM OBLIGATIONS--4.20%
                                                                    (Cost $199,964)           199,964
                                                                                      ---------------
                                                          TOTAL INVESTMENTS--99.25%
                                                                  (Cost $5,640,290)         4,726,841
                                     CASH AND OTHER ASSETS, LESS LIABILITIES--0.75%            35,544
                                                                                      ---------------
                                                                NET ASSETS--100.00%   $     4,762,385
                                                                                      ===============

NOTES TO SCHEDULE OF INVESTMENTS

(a) This portfolio invests primarily in Depositary receipts, which include ADRs, GDRs, EuroDRs (Euro Depositary Receipts) and NYSs (New York Shares). These securities are negotiable U.S. securities that generally represent a non-U.S. companys publicly traded equity and are usually U.S. dollar-denominated.
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004

INTERNATIONAL STOCK PORTFOLIO

ASSETS
Investments in securities, at value (Cost $5,640,290)               $       4,726,841
Cash and cash equivalents                                                      42,972
Prepaid expenses                                                                1,309
Receivable for:
  Dividends                                                                     5,817
  Expense reimbursement                                                           807
                                                                    -----------------
                                                     TOTAL ASSETS           4,777,746
                                                                    -----------------
LIABILITIES
Capital stock reaquired                                                            15
Payable to investment advisor for fund expenses                                 8,277
Accrued:
  Investment advisory fee                                                       2,942
  Service fee                                                                     981
Other liabilities                                                               3,146
                                                                    -----------------
                                                TOTAL LIABILITIES              15,361
                                                                    -----------------
                                                       NET ASSETS   $       4,762,385
                                                                    =================
The components of net assets:
  Capital paid-in                                                   $       5,905,178
  Accumulated net realized loss on investments                               (229,344)
  Net unrealized depreciation of investments                                 (913,449)
                                                                    -----------------
Net Assets                                                          $       4,762,385
                                                                    =================
SHARES OUTSTANDING ($.01 par value per share)                               6,366,206
                                                                    =================
NET ASSET VALUE PER SHARE                                           $            0.75
                                                                    =================
Shares Authorized                                                          45,000,000

STATEMENT OF OPERATIONS  Year Ended December 31, 2004

INTERNATIONAL STOCK PORTFOLIO

INVESTMENT INCOME
Dividends                                                           $          76,410
Interest                                                                        5,737
                                                                    -----------------
                                          TOTAL INVESTMENT INCOME              82,147
                                                                    -----------------
EXPENSES
Investment advisory fees                                                       30,663
Service fees                                                                   10,221
Professional fees                                                               5,986
Custody and transaction fees                                                    4,111
Directors fees and expenses                                                    2,931
Registration fees                                                                  49
Insurance expense                                                               1,135
                                                                    -----------------
                                                   TOTAL EXPENSES              55,096
                                         LESS EXPENSES REIMBURSED             (10,090)
                                                                    -----------------
                                                     NET EXPENSES              45,006
                                                                    -----------------
INVESTMENT INCOME (LOSS)--NET                                                  37,141
                                                                    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment                                              11,609
  Change in unrealized appreciation of investments                            542,822
                                                                    -----------------
NET GAIN ON INVESTMENTS                                                       554,431
                                                                    -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $         591,572
                                                                    =================

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

INTERNATIONAL STOCK PORTFOLIO

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                    ---------------------------------
                                                                         2004              2003
                                                                    ---------------   ---------------
     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
        Investment income--net                                      $        37,141   $        30,249
        Net realized gain on investment                                      11,609               858
        Change in unrealized appreciation                                   542,822           881,121
                                                                    ---------------   ---------------
        Net increase in net assets resulting from operations                591,572           912,228

     DISTRIBUTIONS TO SHAREHOLDERS FROM
        Investment income--net                                              (37,145)          (30,454)
                                                                    ---------------   ---------------
     CAPITAL SHARE TRANSACTIONS--Net                                        464,640           180,276

     TOTAL INCREASE                                                       1,019,067         1,062,050
     NET ASSETS
        Beginning of year                                                 3,743,318         2,681,268
                                                                    ---------------   ---------------
        End of year                                                 $     4,762,385   $     3,743,318
                                                                    ===============   ===============

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

INTERNATIONAL STOCK PORTFOLIO

                                                                                                                 PERIOD FROM
                                                                                                               MAY 1, 2000 (1)
                                                                                                                     TO
                                                                         YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                                              ---------------------------------------------    ---------------
                                                                2004        2003        2002        2001            2000
                                                              ---------   ---------   ---------   ---------    ---------------
     Net Asset Value, Beginning of Year                       $    0.66   $    0.49   $    0.61   $    0.80    $          1.00
     Investment income--net                                        0.01        0.01          --          --                 --
     Net realized and unrealized gain (loss)
       on investments during the year                              0.09        0.17       (0.12)      (0.19)             (0.20)
                                                              ---------   ---------   ---------   ---------    ---------------
                           Total from investment operations        0.10        0.18       (0.12)      (0.19)             (0.20)
     Less distributions from
       Investment income--net                                     (0.01)      (0.01)         --          --                 --
                                                              ---------   ---------   ---------   ---------    ---------------
                                        Total distributions       (0.01)      (0.01)       0.00        0.00               0.00
                                                              ---------   ---------   ---------   ---------    ---------------
     Net Asset Value, End of Year                             $    0.75   $    0.66   $    0.49   $    0.61    $          0.80
                                                              =========   =========   =========   =========    ===============
     Total return                                                 14.53%      35.81%     (19.06)%    (23.11)%           (19.52)%**
                                                              =========   =========   =========   =========    ===============
     RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
     Net Assets, end of year (000s omitted)                  $   4,762   $   3,743   $   2,681   $   3,130    $         4,024
     Ratio of expenses with reimbursement to average
       net assets (2)                                              1.10%       1.10%       1.10%       1.10%              1.10%*
     Ratio of expenses without reimbursement to average
       net assets                                                  1.35%       1.52%       1.54%       1.54%              1.37%*
     Ratio of net investment income to average net assets          0.91%       1.01%       0.69%       0.57%              0.84%*
     Portfolio turnover rate                                       4.22%         --          --       18.74%              6.18%

*    Ratios Annualized
**   Returns are not annualized
(1)  Commencement of operations.
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.10% on the International Stock Portfolio.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2004

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the Fund) is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Equity Income, Balanced, Money Market, Government Bond, Small-Cap/Mid-Cap, High Yield Bond and the International Stock Portfolios.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company (American National).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized, over the lives of the respective securities. Withholding taxes on foreign dividend have been provided for in accordance with the funds understanding of the applicable countrys tax rules and rates.

RECLASSIFICATION OF CAPITAL ACCOUNTS:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2004, each portfolio recorded the following reclassification to the accounts listed below:

                                                          ACCUMULATED NET       ACCUMULATED NET
                                    PAID IN CAPITAL       INVESTMENT LOSS        REALIZED LOSS
                                    ---------------       ---------------       ---------------
Growth                                    (17)                    17                  --
Equity Income                             (13)                    13                  --
Balanced                                  (23)                    23                  --
Government Bond                            --                     12                 (12)
Small-Cap/Mid-Cap                      (9,947)                 9,947                  --
International Stock                        (4)                     4                  --

FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to Regulated Investment Companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING DECEMBER 31, 2004                LOSS CARRYFORWARDS        EXPIRATION DATES
---------------------------------                ------------------        ----------------
Growth                                             $      495,016                2009
                                                   $    2,289,774                2010
                                                   $      344,124                2011
Equity Income                                      $       84,352                2011
                                                   $      229,608                2012
Government Bond                                    $       26,987                2012
Small-Cap/Mid-Cap                                  $       27,833                2008
                                                   $      273,016                2010
                                                   $    1,735,048                2011
                                                   $       49,937                2012
High Yield Bond                                    $      655,751                2011
International Stock                                $      143,766                2009
                                                   $       35,288                2010
                                                   $       23,939                2011

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The Fund may repurchase shares at net asset value. Dividends and other distributions are recorded by each portfolio on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:

Operating expenses not directly attributable to a portfolio are prorated among the portfolios of the Fund based on the relative amount of each portfolios net assets or shareholders.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. (SM&R). SM&R is a wholly-owned subsidiary of American National. Investment advisory and service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                    INVESTMENT        SERVICE
                                                   ADVISORY FEE         FEE
             Growth                                    0.50%           0.25%
             Equity Income                             0.50%           0.25%
             Balanced                                  0.50%           0.25%
             Money Market                              0.50%           0.25%
             Government Bond                           0.50%           0.25%
             Small-Cap/Mid-Cap                         1.25%           0.25%
             High Yield Bond                           0.55%           0.25%
             International Stock                       0.75%           0.25%

In addition to the investment advisory fee and the administrative fee, the Fund is responsible for paying most other operating expenses including outside directors fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest and miscellaneous expenses.

Effective June 1, 2002, and until April 30, 2006, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each portfolios average daily net assets:

             Growth                                0.87%
             Equity Income                         0.79%
             Balanced                              0.81%
             Money Market                          0.56%
             Government Bond                       0.35%
             Small-Cap/Mid-Cap                     1.12%
             High Yield Bond                       0.80%
             International Stock                   1.10%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.

As of December 31, 2004, SM&R and American National had the following ownership in the portfolios:

                                                                     AMERICAN NATIONAL                 AMERICAN NATIONAL
                                       SM&R                         CORPORATE ACCOUNTS                 SEPARATE ACCOUNTS
                           -----------------------------      ------------------------------      ----------------------------
                                       PERCENT OF SHARES                   PERCENT OF SHARES                 PERCENT OF SHARES
                              SHARES      OUTSTANDING            SHARES       OUTSTANDING          SHARES       OUTSTANDING
Growth                        148,361        1.24%              2,897,638          24.12%          8,965,385       74.64%
Equity Income                 187,615        1.38%              3,599,511          26.45%          9,822,400       72.17%
Balanced                      102,905        1.09%              3,483,997          36.80%          5,880,176       62.11%
Money Market                  234,214        0.78%              2,735,524           9.12%         27,021,716       90.10%
Government Bond                     0        0.00%              6,272,439          57.74%          4,589,971       42.26%
Small-Cap/Mid-Cap             400,000        3.22%              2,000,000          16.09%         10,031,965       80.69%
High Yield Bond                     0        0.00%             28,676,010          93.88%          1,867,886        6.12%
International Stock         1,557,920       24.47%              3,635,148          57.10%          1,173,138       18.43%

The Fund pays directors fees and expenses for all the disinterested directors.

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments, other than commercial paper, were as follows:

                                         PURCHASES          SALES
             Growth                    $     194,748    $     952,328
             Equity Income             $   1,057,319    $   2,465,187
             Balanced                  $   2,845,568    $   1,920,095
             Government Bond           $   7,434,356    $   6,340,055
             Small-Cap/Mid-Cap         $  12,839,623    $  12,235,831
             High Yield Bond           $   7,093,750    $   5,918,476
             International Stock       $     811,439    $     154,258

Gross unrealized appreciation and depreciation as of December 31, 2004, based on the cost for federal income tax purposes is as follows:

                                                                                          NET UNREALIZED
                                                                                           APPRECIATION/
                                         COST           APPRECIATION      DEPRECIATION    (DEPRECIATION)
Growth                              $   14,371,992     $   4,343,502     $     246,502     $   4,097,000
Equity Income                       $   20,138,136     $   4,246,031     $   1,094,667     $   3,151,364
Balanced                            $   12,203,789     $   1,825,333     $     356,497     $   1,468,836
Government Bond                     $   11,138,426     $      64,039     $     100,363     $     (36,324)
Small-Cap/Mid-Cap                   $    2,663,506     $     605,855     $      12,619     $     593,236
High Yield Bond                     $   28,122,536     $   1,371,363     $   2,076,929     $    (705,566)
International Stock                 $    5,640,290     $     512,424     $   1,425,873     $    (913,449)

NOTE 4--CAPITAL STOCK
GROWTH PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                2004                            2003
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                 1,034,641    $  1,511,085         826,257    $  1,044,190
Investment income dividends reinvested                                   139,473         214,788          89,520         128,908
                                                                    ------------    ------------    ------------    ------------
Subtotals                                                              1,174,114       1,725,873         915,777       1,173,098
Redemptions of capital shares                                           (710,644)     (1,040,386)       (713,441)       (877,322)
                                                                    ------------    ------------    ------------    ------------
Net increase in capital shares outstanding                               463,470    $    685,487         202,336    $    295,776
                                                                                    ============                    ============
Shares outstanding at beginning of year                               11,547,914                      11,345,578
                                                                    ------------                    ------------
Shares outstanding at end of year                                     12,011,384                      11,547,914
                                                                    ============                    ============

EQUITY INCOME PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                2004                            2003
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                   964,522    $  1,569,055         934,511    $  1,336,139
Investment income dividends reinvested                                   225,751         388,292         173,907         276,466
                                                                    ------------    ------------    ------------    ------------
Subtotals                                                              1,190,273       1,957,347       1,108,418       1,612,605
Redemptions of capital shares                                           (720,314)     (1,171,336)     (1,153,357)     (1,565,049)
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding                    469,959    $    786,011         (44,939)   $     47,556
                                                                                    ============                    ============
Shares outstanding at beginning of year                               13,139,566                      13,184,505
                                                                    ------------                    ------------
Shares outstanding at end of year                                     13,609,525                      13,139,566
                                                                    ============                    ============

BALANCED PORTFOLIO

                                                                                           YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                2004                            2003
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                 1,664,088    $  2,375,147       1,305,791    $  1,699,824
Investment income dividends reinvested                                   180,340         261,493         157,632         222,195
Distributions from net realized gains reinvested                         104,715         151,836          16,428          23,164
                                                                    ------------    ------------    ------------    ------------
Subtotals                                                              1,949,143       2,788,476       1,479,851       1,945,183
Redemptions of capital shares                                           (671,580)       (961,901)     (1,047,121)     (1,318,681)
                                                                    ------------    ------------    ------------    ------------
Net increase in capital shares outstanding                             1,277,563    $  1,826,575         432,730    $    626,502
                                                                                    ============                    ============
Shares outstanding at beginning of year                                8,189,514                       7,756,784
                                                                    ------------                    ------------
Shares outstanding at end of year                                      9,467,077                       8,189,514
                                                                    ============                    ============

MONEY MARKET PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                2004                            2003
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                29,675,893    $ 29,675,893      33,478,381    $ 33,478,381
Investment income dividends reinvested                                   220,503         220,503         105,010         105,010
                                                                    ------------    ------------    ------------    ------------
Subtotals                                                             29,896,396      29,896,396      33,583,391      33,583,391
Redemptions of capital shares                                        (18,301,767)    (18,301,767)    (33,841,935)    (33,841,935)
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding                 11,594,629    $ 11,594,629        (258,544)   $   (258,544)
                                                                                    ============                    ============
Shares outstanding at beginning of year                               18,396,825                      18,655,369
                                                                    ------------                    ------------
Shares outstanding at end of year                                     29,991,454                      18,396,825
                                                                    ============                    ============

GOVERNMENT BOND PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                2004                            2003
                                                                    ------------------------------------------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                 1,926,597    $  2,037,894       4,245,530    $  4,686,588
Investment income dividends reinvested                                   285,712         297,140         292,008         306,636
Distributions from net realized gains reinvested                              --              --         296,639         311,471
                                                                    ------------    ------------    ------------    ------------
Subtotals                                                              2,212,309       2,335,034       4,834,177       5,304,695
Redemptions of capital shares                                         (2,008,540)     (2,145,283)     (1,820,990)     (2,010,491)
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in capital shares outstanding                    203,769    $    189,751       3,013,187    $  3,294,204
                                                                                    ============                    ============
Shares outstanding at beginning of year                               10,658,641                       7,645,454
                                                                    ------------                    ------------
Shares outstanding at end of year                                     10,862,410                      10,658,641
                                                                    ============                    ============

SMALL-CAP/MID-CAP PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                   2004                                2003
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                 5,325,472    $  1,229,289       5,676,365    $  1,159,737
Redemptions of capital shares                                         (2,669,355)       (618,616)     (1,491,801)       (296,238)
                                                                    ------------    ------------    ------------    ------------
Net increase in capital shares outstanding                             2,656,117    $    610,673       4,184,564    $    863,499
                                                                                    ============                    ============
Shares outstanding at beginning of year                                9,775,848                       5,591,284
                                                                    ------------                    ------------
Shares outstanding at end of year                                     12,431,965                       9,775,848
                                                                    ============                    ============

HIGH YIELD BOND PORTFOLIO

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                2004                            2003
                                                                    ----------------------------    ----------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                 1,145,551    $  1,036,018         840,918    $    705,165
Investment income dividends reinvested                                 1,585,204       1,442,535       1,598,225       1,374,578
Distributions from net realized gains reinvested                              --              --          13,084          11,514
                                                                    ------------    ------------    ------------    ------------
Subtotals                                                              2,730,755       2,478,553       2,452,227       2,091,257
Redemptions of capital shares                                           (314,642)       (288,592)       (374,934)       (318,185)
                                                                    ------------    ------------    ------------    ------------
Net increase in capital shares outstanding                             2,416,113    $  2,189,961       2,077,293    $  1,773,072
                                                                                    ============                    ============
Shares outstanding at beginning of year                               28,127,783                      26,050,490
                                                                    ------------                    ------------
Shares outstanding at end of year                                     30,543,896                      28,127,783
                                                                    ============                    ============

INTERNATIONAL STOCK PORTFOLIO

                                                                                           YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                                2004                            2003
                                                                    ------------------------------------------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                    ------------    ------------    ------------    ------------
Sale of capital shares                                                 1,407,476    $    959,461       4,845,966    $  2,655,875
Investment income dividends reinvested                                    49,526          37,145          46,878          30,446
                                                                    ------------    ------------    ------------    ------------
Subtotals                                                              1,457,002         996,606       4,892,844       2,686,321
Redemptions of capital shares                                           (782,670)       (531,966)     (4,625,022)     (2,506,045)
                                                                    ------------    ------------    ------------    ------------
Net increase in capital shares outstanding                               674,332    $    464,640         267,822    $    180,276
                                                                                    ============                    ============
Shares outstanding at beginning of year                                5,691,874                       5,424,052
                                                                    ------------                    ------------
Shares outstanding at end of year                                      6,366,206                       5,691,874
                                                                    ============                    ============

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

The tax character of distributions paid during the following periods:

                                                    YEAR ENDED
                                                   DECEMBER 31,
                                           -----------------------------
                                               2004            2003
                                           -------------   -------------
GROWTH PORTFOLIO
  Distributions paid from:
     Ordinary income                       $     214,788   $     128,908
     Long term capital gain                           --              --
                                           -------------   -------------
                                           $     214,788   $     128,908
                                           =============   =============

EQUITY INCOME PORTFOLIO
  Distributions paid from:
     Ordinary income                       $     388,292   $     276,466
     Long term capital gain                           --              --
                                           -------------   -------------
                                           $     388,292   $     276,466
                                           =============   =============

BALANCED PORTFOLIO
  Distributions paid from:
     Ordinary income                       $     293,707   $     222,196
     Long term capital gain                      119,622          23,164
                                           -------------   -------------
                                           $     413,329   $     245,360
                                           =============   =============

MONEY MARKET PORTFOLIO
  Distributions paid from:
     Ordinary income                       $     220,503   $     105,006
     Long term capital gain                           --              --
                                           -------------   -------------
                                           $     220,503   $     105,006
                                           =============   =============

GOVERNMENT BOND PORTFOLIO
  Distributions paid from:
     Ordinary income                       $     297,140   $     318,969
     Long-term captial gain                           --         299,138
                                           -------------   -------------
                                           $     297,140   $     618,107
                                           =============   =============

HIGH YIELD BOND PORTFOLIO
  Distributions paid from:
     Ordinary income                       $   1,442,535   $   1,374,578
     Long-term captial gain                           --          11,514
                                           -------------   -------------
                                           $   1,442,535   $   1,386,092
                                           =============   =============

INTERNATIONAL STOCK PORTFOLIO
  Distributions paid from:
     Ordinary income                       $      37,145   $      30,446
     Long-term captial gain                           --              --
                                           -------------   -------------
                                           $      37,145   $      30,446
                                           =============   =============

As of December 31, 2004, the components of net assets on a tax basis were as follows:

GROWTH PORTFOLIO
Unrealized appreciation - investments                $    4,097,000
Capital loss carryforward                                (3,128,914)
Post-October loss                                           (36,133)
Paid-in-capital                                          17,584,835
                                                     --------------
     Total Net Assets                                $   18,516,788

EQUITY INCOME PORTFOLIO
Unrealized appreciation - investments                $    3,151,364
Capital loss carryforward                                  (313,960)
Paid-in-capital                                          20,503,661
                                                     --------------
     Total Net Assets                                $   23,341,065

BALANCED PORTFOLIO
Unrealized appreciation - investments                $    1,468,836
Paid-in-capital                                          12,295,258
                                                     --------------
     Total Net Assets                                $   13,764,094

MONEY MARKET PORTFOLIO
Paid-in-capital                                      $   29,991,454
                                                     --------------
     Total Net Assets                                $   29,991,454

GOVERNMENT BOND PORTFOLIO
Undistributed net investment income                  $          489
Unrealized depreciation - investments                       (36,324)
Capital loss carryforward                                   (26,987)
Post-October loss                                            (2,249)
Paid-in-capital                                          11,363,162
                                                     --------------
     Total Net Assets                                $   11,298,091

SMALL-CAP/MID-CAP PORTFOLIO
Unrealized appreciation - investments                $      593,236
Capital loss carryforward                                (2,085,834)
Paid-in-capital                                           4,757,708
                                                     --------------
     Total Net Assets                                $    3,265,110

HIGH YIELD BOND PORTFOLIO
Undistributed net investment income                  $        4,629
Unrealized depreciation - investments                      (705,566)
Capital loss carryforward                                  (655,751)
Paid-in-capital                                          29,093,924
                                                     --------------
     Total Net Assets                                $   27,737,236

INTERNATIONAL STOCK PORTFOLIO
Unrealized depreciation - investments                $     (913,449)
Capital loss carryforward                                  (202,993)
Post-October loss                                           (26,351)
Paid-in-capital                                           5,905,178
                                                     --------------
     Total Net Assets                                $    4,762,385

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
American National Investment Accounts, Inc.

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of Growth, Equity Income, Balanced, Money Market, Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios), including the schedule of investments as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios for the period May 1, 2000 to December 31, 2000 and the four years in the period then ended). These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc. as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to Government Bond, Small-Cap/Mid-Cap, High Yield Bond and International Stock portfolios for the period May 1, 2000 to December 31, 2000 and the four years in the period then ended), in conformity with accounting principles generally accepted in the United States of America.


Tait, Weller & Baker
Philadelphia, Pennsylvania
February 4, 2005

SUPPLEMENTAL INFORMATION
(Unaudited) (As of 12/31/04)

Information pertaining to the Directors and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 231-4639.

INDEPENDENT DIRECTORS

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN          OTHER
                                              TERM OF OFFICE                                       FUND COMPLEX      DIRECTORSHIPS
   NAME, ADDRESS,          POSITION(S) HELD    AND LENGTH OF        PRINCIPAL OCCUPATION(S)         OVERSEEN BY         HELD BY
       AND AGE                WITH FUND         TIME SERVED            DURING PAST 5 YEARS           DIRECTOR          DIRECTOR
------------------------   ----------------   --------------   --------------------------------   -------------   ------------------
Ernest S. Barratt, Ph.D.   Director           Indefinite       Marie B. Gale Centennial                 19*       Director of SM&R
2450 South Shore Blvd.,                       Since 8/90       Professor in Psychiatry,                           Investments, Inc.,
League City, TX 77573                                          Cognitive Neuroscience                             another investment
Age 79                                                         Laboratory, Department of                          company advised by
                                                               Psychiatry and Behavioral                          SM&R.
                                                               Sciences, University of Texas
                                                               Medical Branch

                           Audit              Indefinite
                           Committee          Since 12/97

Edwin K. Nolan             Director           Indefinite       Investor and Attorney, Law               19*       Director of SM&R
2450 South Shore Blvd.,                       Since 11/97      Offices, Edwin K. Nolan, P.C.                      Investments, Inc.,
League City, TX 77573                                                                                             another investment
Age 61                                                                                                            company advised by
                                                                                                                  SM&R.
                           Nominating         Indefinite       Director/Owner of Canyon Lake
                           Committee          Since 11/00      Aviation, Inc.

                           Audit              Indefinite       Director of Hancock Mini Mart,
                           Committee          Since 11/03      Inc.

Robert V. Shattuck         Director           Indefinite       Attorney, Law Offices,                   19*       Director of SM&R
2450 South Shore Blvd.,                       Since 11/97      Robert V. Shattuck, Jr.                            Investments, Inc.,
League City, TX 77573                                                                                             another investment
Age 63                                                                                                            company advised by
                                                                                                                  SM&R.

                           Nominating         Indefinite
                           Committee          Since 11/00

Donald P. Stevens          Director           Indefinite       Assistant to the President for           19*       Director of SM&R
2450 South Shore Blvd.,                       Since 9/00       Governmental Relations of the                      Investments, Inc.,
League City, TX 77573                                          University of Texas Medical                        another investment
Age 57                                                         Branch, Galveston, TX                              company advised by
                                                                                                                  SM&R.

                           Nominating         Indefinite       Vice President and Director,
                           Committee          Since 11/00      Jamail Galveston Foundation
                                                               (a family charitable foundation)

Steven H. Stubbs           Director           Indefinite       President and Director of                19*       Director of SM&R
2450 South Shore Blvd.,                       Since 9/00       Dancing Rabbit Press, Inc.                         Investments, Inc.,
League City, TX 77573                                          (a publishing company)                             another investment
Age 65                                                                                                            company advised by
                                                                                                                  SM&R.

                           Audit Committee    Indefinite       Board member, Neshoba County             19*       Director of SM&R
                           Chairman           Since 8/03       Public Library                                     Investments, Inc.,
                                                                                                                  another investment
                                                                                                                  company advised by
                                                                                                                  SM&R.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN         OTHER
                                            TERM OF OFFICE                            FUND COMPLEX     DIRECTORSHIPS     INTERESTED
   NAME, ADDRESS,         POSITION(S) HELD   AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY        DIRECTOR
       AND AGE               WITH FUND        TIME SERVED     DURING PAST 5 YEARS      DIRECTOR          DIRECTOR       RELATIONSHIP
------------------------  ----------------  --------------  -----------------------  -------------  ------------------  ------------
Michael W. McCroskey      President &       Indefinite      President, CEO,               19*       Director of SM&R
2450 South Shore Blvd.,   Director          Since 8/94      Director and member of                  Investments, Inc.,
League City, TX 77573                                       Executive Committee of                  another investment
Age 61                                                      Securities Management                   company advised by
                                                            and Research, Inc.                      SM&R.
                                                            (SM&R)^

                                                            Executive Vice
                                                            President and Treasurer
                                                            of American National
                                                            Insurance Company

                                                            Director and President
                                                            of ANREM Corporation
                                                            (real estate management
                                                            company)^                                                       (1)

                                                            President and Director
                                                            of ANTAC Corporation
                                                            (real estate management
                                                            company)^

                                                            Director of
                                                            Comprehensive
                                                            Investment Services,
                                                            Inc. (investment
                                                            services company)^

                                                            Vice President of
                                                            Garden State Life
                                                            Insurance Company^

                                                            Vice President of
                                                            American National
                                                            Property & Casualty
                                                            Company^

                                                            Vice President of
                                                            Standard Life &
                                                            Accident Insurance
                                                            Company^ (1)

                                                            Vice President of
                                                            Pacific Property and
                                                            Casualty Company^

                                                            Assistant Secretary of
                                                            American National
                                                            General Insurance
                                                            Company^

                                                            Assistant Secretary of
                                                            American National Life
                                                            Insurance Company of
                                                            Texas^

                                                            Vice President of Farm
                                                            Family Life Insurance
                                                            Company^

                                                            Vice President of Farm
                                                            Family Casualty
                                                            Insurance Company^

                                                            Vice President of
                                                            United Farm Family
                                                            Insurance Company^

Lea McLeod Matthews       Director          Indefinite      Communications                19*       Director of SM&R        (2)
2450 South Shore Blvd.,                     Since 8/94      Specialist, National                    Investments, Inc.,
League City, TX 77573                                       Western Life Insurance                  another investment
Age 42                                                      Company (5/02-present)                  company advised by
                                                                                                    SM&R.
                                                            Director of Garden
                                                            State Life Insurance
                                                            Company^

                                                            Senior Communications
                                                            Specialist, Texas
                                                            Guaranteed Student Loan
                                                            Corporation (1/01-5/02)

                                                            Internal Publications
                                                            Manager, Tivoli
                                                            Software 4/00-1/01

                                                            Communications
                                                            Consultant, Texas
                                                            Association of School
                                                            Boards 8/99-4/00

                                                            Technical
                                                            Writer/Publications
                                                            Editor, National
                                                            Western Life Insurance
                                                            Company 1/92-8/99

Ann McLeod Moody          Director          Indefinite      Housewife, Personal           19*       Director of SM&R        (3)
2450 South Shore Blvd.,                     Since 11/97     Investments                             Investments, Inc.,
League City, TX 77573                                                                               another investment
Age 67                                                                                              company advised by
                                                                                                    SM&R.

                                                            Director of Moody
                                                            Gardens, Inc. (a
                                                            charitable
                                                            organization)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN         OTHER
                                            TERM OF OFFICE                            FUND COMPLEX     DIRECTORSHIPS     INTERESTED
   NAME, ADDRESS,         POSITION(S) HELD   AND LENGTH OF  PRINCIPAL OCCUPATION(S)   OVERSEEN BY         HELD BY        DIRECTOR
       AND AGE               WITH FUND        TIME SERVED     DURING PAST 5 YEARS      DIRECTOR          DIRECTOR       RELATIONSHIP
------------------------  ----------------  --------------  -----------------------  -------------  ------------------  ------------
Jamie G. Williams         Director          Indefinite      Regional Grants               19*       Director of SM&R        (4)
2450 South Shore Blvd.,                     Since 11/97     Director, The Moody                     Investments, Inc.,
League City, TX 77573                                       Foundation (a                           another investment
Age 57                                                      charitable foundation)                  company advised by
                                                                                                    SM&R.
                                                            Academic Language
                                                            Therapist and
                                                            Educational Consultant

                                                            Presidents Advisory
                                                            Council, Dallas Center
                                                            for the Performing Arts
                                                            Foundation (an
                                                            organization that
                                                            supports the arts in
                                                            the Dallas, TX area)

(1) Mr. McCroskey serves as an officer and director of SM&R, the Funds investment adviser. He also serves as an officer of SM&Rs parent company, American National Insurance Company (American National).

(2) Ms. Matthews is the step-daughter of Robert L. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.7% of the outstanding common shares of American National, and he serves as Chairman of the Board, President, and Chief Executive Officer of The Moody National Bank of Galveston (the Bank), which, in its capacity as trustee and custodian, votes approximately 46.8% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.
     Ms. Matthews is the daughter of Fund director Ann McLeod Moody.

(3)  Ms. Moody is the spouse of Robert L. Moody. See footnote 2 above.

     Ms. Moody is the mother of Fund director Lea McLeod Matthews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.7% of American National, the parent of SM&R.

* Also a Director of SM&R Investments, Inc., another investment company advised by SM&R, which has 11 portfolios.

^    Under control of American National.

OFFICERS

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                              TERM OF OFFICE                                       FUND COMPLEX
  NAME, ADDRESS,            POSITION(S) HELD  AND LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY
     AND AGE                   WITH FUND       TIME SERVED           DURING PAST 5 YEARS             OFFICER
------------------------  ------------------  --------------  ----------------------------------   -------------
Michael W. McCroskey        President &       Indefinite      SEE INTERESTED DIRECTOR TABLE ABOVE        19
                            Director***       Since 8/94

Brenda T. Koelemay          Vice              Indefinite      Vice President & Treasurer of SM&R         19
2450 South Shore Blvd.,     President &       Since 1992
League City, TX 77573       Treasurer***
Age 50

Teresa E. Axelson           Vice              Indefinite      Vice President & Secretary of SM&R         19
2450 South Shore Blvd.,     President &       Since 1983
League City, TX 77573       Secretary***
Age 57

Debbie Hankins              Chief             Indefinite      Manager & Supervisor, Financial            19
2450 South Shore Blvd.,     Compliance        Since 2004      Reporting of SM&R and Assistant
League City, TX 77573       Officer***                        Treasurer of the Fund
Age 48

*** Positions also held with SM&R Investments, Inc., another investment company advised by SM&R.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

                               2450 South Shore Boulevard, League City, TX 77573

                                         DIRECTORS
                                  Ernest S. Barratt, Ph.D.
                                    Lea McLeod Matthews
                                    Michael W. McCroskey
                                      Ann McLeod Moody
                                       Edwin K. Nolan
                                  Robert V. Shattuck, Jr.
                                     Donald P. Stevens
                                      Steven H. Stubbs
                                     Jamie G. Williams

                                          OFFICERS
                              Michael W. McCroskey, President
                      Brenda T. Koelemay, Vice President and Treasurer
                      Teresa E. Axelson, Vice President and Secretary
                          Debbie Hankins, Chief Compliance Officer

                               INVESTMENT ADVISER AND MANAGER
                          Securities Management and Research, Inc.
                                       P.O. Box 58969
                                   Houston, TX 77258-8969

                                         CUSTODIAN
                          Securities Management and Research, Inc.
                                       P.O. Box 58969
                                   Houston, TX 77258-8969

                                       LEGAL COUNSEL
                                Greer, Herz & Adams, L.L.P.
                                      One Moody Plaza
                                   Galveston, Texas 77550

                              UNDERWRITER AND REDEMPTION AGENT
                          Securities Management and Research, Inc.
                                       P.O. Box 58969
                                   Houston, TX 77258-8969

                    TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
                          Securities Management and Research, Inc.
                                       P.O. Box 58969
                                   Houston, TX 77258-8969

                             REGISTERED PUBLIC ACCOUNTING FIRM
                                    Tait, Weller & Baker
                               1818 Market Street, Suite 2400
                                   Philadelphia, PA 19103

Item 2	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to the
		registrants principal executive officer, principal financial
		officer, principal accounting officer or controller, or	persons
		performing similar functions (the Code).

	(b)	For purposes of this Item, the term code of ethics means
		written standards that are reasonably designed to deter wrong-doing and to promote:

		(1)	Honest and ethical conduct, including the ethical
			handling of actual or apparent conflicts of interest between personal and professional relationships;

		(2)	Full, fair, accurate, timely, and understandable
			disclosure in reports and documents that a registrant files with, or submits to , the Commission and in other public communications made by the registrant;

		(3)	Compliance with applicable governmental laws, rules,
			and regulations;

		(4)	The prompt internal reporting of violations of the Code
			to an appropriate person or persons identified in the Code; and

		(5)	Accountability for adherence to the Code.

	(c)	There were no amendments to the Code during the period covered
		by the report.

	(d)	The registrant did not grant any waivers, including implicit
		waivers, from any provisions of the Code to the principal executive
		officer, principal financial officer, principal accounting officer
		or controller, or persons performing similar functions during the
		period covered by this report.

	(e)	Not applicable

	(f)	See item 12(a)(1) regarding the filing of the Code of Ethics for
		Principal Executive and Principal Financial Officers of American National Investment Accounts, Inc.

Item 3	Audit Committee Financial Expert.

	(a)	The Board of Directors has determined that the registrant has
		at least one Audit committee financial expert serving on its Audit Committee.

	(b)	The Audit Committee financial expert is Steven H. Stubbs. Mr.
		Stubbs is independent within the meaning of that term used in Form N-CSR.

Item 4	Principal Accountant Fees and Services.

	(a)	Audit fees for American National Investment Accounts, Inc. totaled
		approximately $24,900 in 2004 and approximately $23,400 in 2003, including fees associated with the annual audit and filings of the Portfolios Form N-1A and Form N-SAR.

	(b)	None

	(c)	Fees for tax services to American National Investment Accounts,
		Inc., including tax compliance, tax advice and tax planning, totaled approximately $6,000 in 2004 and $6,000 in 2003.

	(d)	None

	(e)	(1)	The regristrants audit committee has adopted policies and
			procedures that require the audit committee to pre-approve
			all audit and non-audit services provided to the registrant
			by the principal accountant.

		(2)	All of the services described in paragraphs (b) through (d)
			of item 4 were approved by the audit committee.

	(f)	All services performed on the engagement to audit the registrants
		financial statements for the most recent fiscal year-end were performed by the principal accountants full-time, permanent employees.

	(g)	None

	(h)	The registrants independent auditor did not provide any non-audit
		services to the registrants investment adviser or any entity
		controlling, controlled by or controlled with the registrants
		investment adviser that provides ongoing services to the registrant.


Item 5	Audit Committee of Listed Registrants.

	Not applicable

Item 6	Schedule of Investments.

	The Schedule of Investments is filed under Item 1 of this form.

Item 7	Disclosure of Proxy Voting Policies and Procedures for
Closed-end Management Investment Companies.

	Not applicable

Item 8	Portfolio Managers of Closed-end Management Investment Companies.

	Not applicable

Item 9	Purchases of Equity Securities by Closed-end Management
Investment Company and Affiliated Purchasers.

	Not applicable

Item 10	Submission of Matters to a Vote of Security Holders.

	There have been no material changes to the procedures by which shareholders
	may recommend nominees to the registrants board of directors during this
	period.

Item 11	Controls and Procedures.

	(a)	As of February 25, 2005, an evaluation was performed under the
		supervision and with the participation of the officers of American
		National Investment Accounts, Inc. (the Company), including the
		Chief Executive Officer (CEO) and Chief Financial Officer (CFO),
		of the effectiveness of the Companys disclosure controls and
		procedures.  Based on that evaluation, the officers, including
		the CEO and CFO, conclude that, as of February 25, 2005, the
		companys disclosure controls and procedures (as defined in Rule
		30a-3(c) under the Investment Company Act of 1940, as amended) were
		reasonably designed so as to ensure that material information
		relating to the Company is made known to the CEO and CFO.

	(b)	There have been no significant changes in the Companys internal
		controls or in other factors that could significantly affect these
		controls subsequent to the date of their evaluation and until the
		filing of this report, including any corrective actions with regard
		to significant deficiencies and material weaknesses.


Item 12	Exhibits.

	(a) 	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and
			attached hereto.

		(2)	Certifications pursuant to Rule  30a-2(a) under the
			Investment Act of 1940 are filed and attached hereto.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
		2002 are filed and attached hereto.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


American National Investment Accounts, Inc.

By:
	Michael W. McCroskey, Principal Executive Officer

Date:	February 25, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
	Michael W. McCroskey, Principal Executive Officer

Date:	February 25, 2005


By:
	Brenda T. Koelemay, Principal Financial Officer

Date:	February 25, 2005